                              File Nos. 33-61679

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933

      [_] Pre-Effective Amendment No.___ [X] Post-Effective Amendment No. 3

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940

                             [X] Amendment No. 10
                        (Check appropriate box or boxes.)

                             C.M. MULTI-ACCOUNT A
                             --------------------
                          (Exact Name of Registrant)

                          C.M. LIFE INSURANCE COMPANY
                          ---------------------------
                              (Name of Depositor)

                140 Garden Street, Hartford, Connecticut 06154
                ----------------------------------------------
        (Address of Depositor's Principal Executive Offices) (Zip Code)

       Depositor's Telephone Number, including Area Code 1-800-234-5606

                     Name and Address of Agent for Service

                           Ann F. Lomeli, Secretary
                          C.M. Life Insurance Company
                               140 Garden Street
                          Hartford, Connecticut 06154

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective

/_/ immediately upon filing pursuant to paragraph (b) of Rule 485

/X/ on May 1, 1998 pursuant to paragraph (b) of Rule 485
/_/ 60 days after filing pursuant to paragraph (a) of Rule 485
/_/ on (date) pursuant to paragraph (a) of the Rule 485

                       STATEMENT PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1993 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1997 was filed on or about March 20, 1998.

                           CROSS REFERENCE TO ITEMS
                             REQUIRED BY FORM N-4

N-4 Item                               Caption in Prospectus
--------                               ---------------------

1 ...................................  Cover Page

2 ...................................  Definitions

3 ...................................  Table of Fees and Expenses

4 ...................................  Condensed Financial
                                       Information; Performance
                                       Measures

5 ...................................  C.M. Life, the Separate
                                       Account and the Funds

6 ...................................  Contract Charges;
                                       Distribution

7 ...................................  Miscellaneous Provisions;
                                       An Explanation of the
                                       Contracts; Reservation of
                                       Rights; Contract Owner's
                                       Voting Rights

8 ...................................  The Annuity (Pay-Out)
                                       Period

9 ...................................  The Death Benefit

10 ..................................  The Accumulation (Pay-In)
                                       Period; Distribution

11 ..................................  Right to Return Contract;
                                       Redemption Privilege

12 ..................................  Federal Tax Status

13 ..................................  None

14 ..................................  Additional Information

   ..................................  Caption in Statement of
                                       Additional Information
                                       ----------------------

15 ..................................  Cover Page

16 ..................................  Table of Contents

17 ..................................  General Information

18 ..................................  Service Arrangements and
                                       Distribution

21 ..................................  Performance Measures

22 ..................................  Contract Value Calculations

23 ..................................  Reports of Independent
                                       Accountants and Financial
                                       Statements

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

C.M. MULTI-ACCOUNT A AND C.M. LIFE INSURANCE COMPANY

PROSPECTUS - MAY 1, 1998

INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS WITH FLEXIBLE PURCHASE PAYMENTS (the "Contracts" or "Panorama Premier Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of annuity payments on a fixed and variable basis. The Contracts are designed for use by individuals on a Qualified or Non-Qualified basis. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts.

Purchase Payments for the Contracts will be allocated as specified by the Contract Holder, to the Fixed Accounts (subject to state availability) and/or to a separate account designated C.M. Multi-Account A (the "Separate Account") of C.M. Life Insurance Company (the "Company"). The Company may allocate initial Purchase Payments to the Money Market Sub-Account of the Separate Account during the Right to Examine Contract Period. (See Highlights.) The Separate Account invests in shares of Panorama Series Fund, Inc. ("Panorama Fund") and Oppenheimer Variable Account Funds ("Oppenheimer Funds"), and subject to state availability, Variable Insurance Products Fund II ("VIP Fund II") and American Century Variable Portfolios, Inc. ("American Century VP"). The Panorama Fund is a series fund with six (6) of its Portfolios currently available to Owners of
Contracts: LifeSpan Diversified Income Portfolio, Total Return Portfolio, LifeSpan Balanced Portfolio, LifeSpan Capital Appreciation Portfolio, Growth Portfolio, and International Equity Portfolio. Oppenheimer Funds is a series fund with two (2) of its Funds currently available: Oppenheimer Money Fund and Oppenheimer Bond Fund. VIP Fund II is a series fund with one (1) of its Portfolios available to Owners of Contracts (subject to state availability):
Contrafund Portfolio. American Century VP is a series fund with one (1) of its Portfolios available to Owners of Contracts (subject to state availability): VP Income & Growth Portfolio.

This Prospectus concisely sets forth the information a prospective investor should know before investing and should be kept for future reference. Additional information about the Contracts is contained in the Statement of Additional Information which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For the Statement of Additional Information, call (800) 569-6576 or write to: Panorama Premier, Annuity Products, H563, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The Securities and Exchange Commission (SEC) maintains a Web site
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that is filed with the SEC electronically.

ANY INQUIRIES CAN BE MADE BY TELEPHONE OR IN WRITING TO C.M. LIFE INSURANCE COMPANY AT ITS ANNUITY SERVICE CENTER.

THIS PROSPECTUS IS ONLY VALID WHEN ACCOMPANIED BY THE PROSPECTUSES FOR PANORAMA FUND, OPPENHEIMER FUNDS, VIP FUND II, AND AMERICAN CENTURY VP.

--------------------------------------------------------------------------------

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the Contracts is subject to risk that may cause the value of the Contract Owner's investment to fluctuate, and when the contracts are surrendered, the value may be higher or lower than the purchase payment.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                                                            Page
Definitions ...............................................................    4
Highlights ................................................................    6
Table of Fees and Expenses ................................................    8
Condensed Financial Information ...........................................   10

The Company ...............................................................   11

The Separate Account ......................................................   11
     Eligible Investments .................................................   11
     Panorama Series Fund, Inc ............................................   11
     Oppenheimer Variable Account Funds ...................................   12
     VIP Fund II ..........................................................   12
     American Century VP ..................................................   12
     Voting Rights ........................................................   13
     Substitution of Securities ...........................................   13
The Fixed Account .........................................................   13
Charges and Deductions ....................................................   14
     Deduction for Mortality and Expense Risk Charge ......................   14
     Deduction for Administrative Charge ..................................   14
     Deduction for Annual Contract Maintenance Charge .....................   14
     Deduction for Premium and Other Taxes ................................   14
     Deduction for Fund Expenses ..........................................   15
     Deduction for Transfer Fee  ..........................................   15
     Deduction for Contingent Deferred Sales Charge .......................   15
     Free Withdrawals .....................................................   16
The Contracts .............................................................   16
     Contract Owner .......................................................   16
     Joint Contract Owners ................................................   16
     Annuitant ............................................................   17
     Assignment ...........................................................   17
Purchase Payments and Contract Value ......................................   17
     Purchase Payments ....................................................   17
     Allocation of Purchase Payments ......................................   17
     Contract Value .......................................................   17
     Accumulation Units ...................................................   18
     Accumulation Unit Value ..............................................   18
Transfers .................................................................   18
     Transfers During the Accumulation Period .............................   18
     Transfers During the Annuity Period ..................................   19
     Dollar Cost Averaging ................................................   19
     Rebalancing Program ..................................................   20
Withdrawals ...............................................................   20
     Systematic Withdrawals ...............................................   20
     Suspension or Deferral of Payments ...................................   21
     Terminal Illness Benefit .............................................   21
Proceeds Payable on Death .................................................   22
     Death of Contract Owner During the Accumulation Period ...............   22
     Death Benefit Amount During the Accumulation Period ..................   22
     Death Benefit Options During the Accumulation Period .................   22
     Death of Contract Owner During the Annuity Period ....................   23
     Death of Annuitant ...................................................   23
     Payment of Death Benefit .............................................   23
     Beneficiary ..........................................................   23
     Change of Beneficiary ................................................   23
Annuity Provisions ........................................................   23
     Annuity Guidelines ...................................................   23
     Annuity Payments .....................................................   24
     Fixed Annuity ........................................................   24
     Variable Annuity .....................................................   24

      Annuity Units and Payments ..........................................   24
      Annuity Unit Value ..................................................   24
      Annuity Options .....................................................   24
Distribution ..............................................................   25
Performance Measures ......................................................   25
      Standardized Average Annual Total Return ............................   25
      Additional Performance Measures .....................................   26
Tax Status ................................................................   27
      General .............................................................   27
      Diversification .....................................................   27
      Multiple Contracts ..................................................   28
      Tax Treatment of Assignments ........................................   28
      Penalty Tax .........................................................   28
      Income Tax Withholding ..............................................   28
      Tax Treatment of Withdrawals - Non-Qualified Contracts ..............   28
      Qualified Plans .....................................................   29
        H.R. 10 Plans .....................................................   29
        Individual Retirement Annuities ...................................   29
        Roth IRAs .........................................................   29
        Corporate Pension and Profit-Sharing Plans ........................   30
        Section 457 Deferred Compensation ("Section 457") Plans ...........   30
        Tax Treatment of Withdrawals - Qualified Contracts ................   30
        Contracts Owned by Other Than Natural Persons .....................   31
IRA Disclosure Statement - Appendix A .....................................   32
Additional Information ....................................................   35

Definitions

Accumulation Period: The period prior to the commencement of Annuity Payments during which Purchase Payments may be made.

Accumulation Unit: A unit of measure used to determine the value of the Contract Owner's interest in a Sub-Account of the Separate Account during the Accumulation Period.

Annuitant: The primary person upon whose life Annuity Payments are to be made. For purposes of applicable Contract provisions, on or after the Annuity Date, reference to the Annuitant also includes any joint Annuitant.

Annuity Date: The date on which Annuity Payments begin.

Annuity Options: Options available for Annuity Payments.

Annuity Payments: The series of payments that will begin on the Annuity Date.

Annuity Period: The period which begins on the Annuity Date and ends with the last Annuity Payment.

Annuity Reserve: The assets which support a variable Annuity Option during the Annuity Period.

Annuity Service Center: Annuity Service Center: The office at which the administration of the contract occurs. Prior to July 1, 1998, the Service Center for the Contract will be located at P.O. Box 419204, Kansas City, MO 64141-6204,
(800) 569-6576, or 301 West 11th St, Fourth Floor, Kansas City, MO, 64105. Effective July 1, 1998, the Service Center will be relocated. After July 1, 1998, please direct all requests and/or inquiries to Annuity Service Center, H563, P. O. Box 9067, Springfield, MA 01102-9067 (800) 569-6576.

Annuity Unit: A unit of measure used to determine the amount of each Variable Annuity Payment after the Annuity Date.

Beneficiary: The person(s) or entity(ies) designated to receive the death benefit provided by the Contract.

Contract Anniversary: An anniversary of the Issue Date of the Contract.

Contract Owner: The person(s) or entity(ies) entitled to the ownership rights stated in the Contract.

Contract Value: The sum of the Contract Owner's interest in the Fixed Account and/or the Sub-Accounts of the Separate Account during the Accumulation Period.

Contract Year: The first Contract Year is the annual period which begins on the Issue Date. Subsequent Contract Years begin on each anniversary of the Issue Date.

Eligible Investment: An investment entity into which assets of the Separate Account will be invested.

Fixed Account: An investment option within the General Account which may be selected during the Accumulation Period.

Fixed Annuity: A series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company.

General Account: The Company's general investment account which contains all the assets of the Company with the exception of the Separate Account and other segregated asset accounts.

Issue Date: The date on which the Contract became effective.

Non-Qualified Contracts: Contracts other than Qualified Contracts which do not receive favorable tax treatment under Sections 401, 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code").

Premium Tax: A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when a Contract is surrendered.

Purchase Payment: During the Accumulation Period, a payment made by or on behalf of a Contract Owner with respect to the Contract.

Qualified Contracts: Contracts issued under Qualified Plans.

Qualified Plans: Plans which receive favorable tax treatment under Sections 401, 408, or 457 of the Code.

Separate Account: The Company's Separate Account designated as C.M. Multi-Account A.

Sub-Account: Separate Account assets are divided into Sub-Accounts. Assets of each Sub-Account will be invested in shares of an available Eligible Investment or a Portfolio or Fund of an Eligible Investment. Currently the Eligible Investments are the Panorama Fund, Oppenheimer Funds, and subject to state availability, VIP Fund II and American Century VP.

Valuation Date: Each day on which the Company, the New York Stock Exchange ("NYSE") and the Fund are open for business. See the Prospectuses for the Panorama Fund, Oppenheimer Funds, VIP Fund II, and American Century VP.

Valuation Period: The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Separate Account.

Written Request: A request or notice in writing, in a form satisfactory to the Company, which is received by the Annuity Service Center.

Highlights

General

A Contract Owner may elect to have Purchase Payments allocated to a segregated investment account of C.M. Life Insurance Company (the "Company") which account has been designated C.M. Multi-Account A (the "Separate Account") or to the Fixed Account of the Company. The Company guarantees that it will credit a specified minimum interest rate on amounts allocated to the Fixed Account. Under certain circumstances, however, Purchase Payments may initially be allocated to the Money Market Sub-Account of the Separate Account (see below). The Separate Account invests in shares of certain Portfolios of the Panorama Fund, in shares of certain Funds of Oppenheimer Funds, and subject to state availability, in the shares of one Portfolio of VIP Fund II and one Portfolio of American Century VP. (See Eligible Investments.) Contract Owner(s) bear the investment risk for all amounts allocated to the Separate Account.

Right to Examine Contract

The Contract may be returned to the Company for any reason within ten (10) calendar days (or twenty (20) calendar days of the date of receipt with respect to the circumstances described in (c) below) after its receipt by the Contract Owner ("Right to Examine Contract"). It may be returned to the Company at its Annuity Service Center. The Contract must be accompanied by a written request signed by the Contract Owner that indicates the Contract Owner wishes to return the Contract. When the Contract is received at the Annuity Service Center, it will be voided as if it had never been in force. Upon its return, the Company will refund the Contract Value next computed after receipt of the Contract by the Company at its Annuity Service Center except in the following circumstances in which the Company will refund the greater of Purchase Payments, less any withdrawals, or the Contract Value: (a) where the Contract is purchased pursuant to an Individual Retirement Annuity; (b) in those states which require the Company to refund Purchase Payments, less withdrawals; or (c) in the case of Contracts (including Contracts purchased pursuant to an Individual Retirement Annuity) which are deemed by certain states to be replacing an existing annuity or insurance contract and which require the Company to refund Purchase Payments, less withdrawals.

With respect to the circumstances described in (a) and (b) above, the Company will allocate initial Purchase Payments to the Money Market Sub-Account until the expiration of fifteen (15) days from the Issue Date. With respect to the circumstances described in (c) above, the Company will allocate initial Purchase Payments to the Money Market Sub-Account until the expiration of twenty-five
(25) days from the Issue Date. Upon the expiration of such fifteen (15) day period (or twenty-five (25) day period respectively), the Sub-Account value of the Money Market Sub-Account will be allocated to the Separate Account and/or Fixed Account in accordance with any previous election made by the Contract Owner.

Charges and Deductions

Mortality and Expense Risk Charge. Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. This charge compensates the Company for assuming the mortality and expense risks under the Contracts. (See Charges and Deductions - Deduction for Mortality and Expense Risk Charge.)

Administrative Charge. Each Valuation Period, the Company deducts an Administrative Charge which is currently equal, on an annual basis, to 0.15% of the average daily net asset value of the Separate Account. This charge may be increased but it cannot exceed 0.25% of the average daily net asset value of the Separate Account. This charge compensates the Company for costs associated with the administration of the Contracts and the Separate Account. (See Charges and Deductions - Deduction for Administrative Charge.)

Withdrawals. During the Accumulation Period, the Contract Owner may, upon Written Request, make a total or partial withdrawal of Contract Value. Withdrawals may be subject to a Contingent Deferred Sales Charge. (See Withdrawals.)

Contingent Deferred Sales Charge. The Company does not deduct a sales charge when it receives a Purchase Payment. However, if any part of Contract Value is withdrawn, a Contingent Deferred Sales Charge may be assessed by the Company. Subject to the Free Withdrawal Amount and the Additional Free Withdrawal Amount described below, Contract withdrawals derived from a Purchase Payment deposited with the Company for a period of seven years or less will be subject to a Contingent Deferred Sale Charge ranging from 7% to 1%.

Free Withdrawal Amount. The Contract Owner may with draw the greater of:

(a) the portion of the Contract Value attributable to positive investment results, if any, on the date of withdrawal; or

(b) 10% of Purchase Payments remaining in the Contract on the withdrawal date reduced by any Free Withdrawal(s) previously taken during the current Contract Year.

Annual Contract Maintenance Charge. Currently, there is an Annual Contract Maintenance Charge of $30 deducted on the last day of the Contract Year. This charge may be increased but it cannot exceed $60 per Contract Year. In the event of an increase, the Company will give Contract Owners 90 days prior notice of the increase. However, if the Contract Value on the last day of the Contract Year is at least $100,000, then no Annual Contract Maintenance Charge will be deducted. If a total withdrawal is made on other than the last day of the Contract Year and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $100,000, the full Annual Contract Maintenance Charge will be deducted at the time of the total withdrawal.

The Annual Contract Maintenance Charge will be deducted from the Sub-Accounts and the Fixed Account in the same proportion that the amount of the Contract Value in each Sub-Account and the Fixed Account bears to the total Contract Value. If the Annuity Date is not the last day of the Contract Year, then a pro-rata portion of the Annual Contract Maintenance Charge will be deducted on the Annuity Date. During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment.

Premium Taxes. Premium Taxes may be charged against Purchase Payments or Contract Values. (See Charges and Deductions - Deduction for Premium and Other Taxes.) The Company currently intends to advance any Premium Taxes that may be due at the time Purchase Payments are made and then deduct a charge for such Premium Taxes from a Contract Owner's Contract Value at the time Annuity Payments begin or upon a total withdrawal if the Company is unable to obtain a refund. Premium taxes generally range from 0% to 3.5%.

Transfer Fee. Under certain circumstances, a Transfer Fee may be assessed during the Accumulation Period when a Contract Owner makes a transfer from the Fixed Account or any Sub-Account to another Sub-Account or the Fixed Account. In addition, a Transfer Fee may be assessed during the Annuity Period when a Contract Owner makes a transfer from one Sub-Account to another Sub-Account or from a Sub-Account to the Fixed Account. The Transfer Fee is the lesser of $20 or 2% of the amount transferred. (See Charges and Deductions - Deduction for Transfer Fee.)

Federal Income Tax Penalty. There is a ten percent (10%) federal income tax penalty applied to the income portion of any distribution from Non-Qualified Contracts. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982. For federal income tax purposes, withdrawals are deemed to be on a last-in, first-out basis. (See Tax Status - Tax Treatment of Withdrawals - Non-Qualified Contracts.) Separate tax withdrawal penalties and restrictions apply to Qualified Contracts. For a further discussion of the taxation of the Contracts, see Tax Status.

See Tax Status - Diversification for a discussion of owner control of the underlying investments in a variable annuity contract.

The Contract

Transfers. Subject to certain conditions, Contract Owners may make unlimited transfers between Sub-Accounts and/or the Fixed Account during the Accumulation Period and 6 transfers per calendar year during the Annuity Period. A transfer from the Fixed Account is limited each Contract Year to the greater of thirty percent (30%) of the Contract Owner's Contract Value determined as of the last day of the previous Contract Year allocated to the Fixed Account or $30,000. In addition, a ninety (90) day restriction exists for certain types of transfers involving the Fixed Account or the Money Market Sub-Account. The Company reserves the right to further limit the number of transfers in the future. The Contract provides for twelve (12) free transfers per calendar year during the Accumulation Period and six (6) free transfers per calendar year during the Annuity Period. Transfers made in excess of the number of free transfers will result in the imposition of the Transfer fee. During the Annuity Period, the Contract Owner may, once each Contract Year, make a transfer from one or more Sub-Accounts to the General Account. However, transfers cannot be made from the General Account to the Separate Account during the Annuity Period. (See Transfers.)

Death Benefit. Prior to the Contract Owner, or the oldest Joint Contract Owner, or the Annuitant, if the Owner is a non-natural person, attaining age 75, the death benefit during the Accumulation Period will be at least equal to the Purchase Payments, less any withdrawals including any applicable charges. (See Proceeds Payable on Death for an additional discussion.)

Annuity Options. There are six (6) Annuity Options available for the Contract Owner to choose from. The Contract Owner may elect to have the Contract Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination Fixed and Variable Annuity. (See Annuity Provisions for a further discussion.)

Maximum Issue Ages. The maximum issue age is Attained Age 85. This restriction applies at the time of Contract issue and upon any change in Contract Owner or Annuitant during the Accumulation Period and applies to both the Contract Owner and the Annuitant. For Joint Owners all provisions which are based upon age, including the maximum issue age, are based on the age of the older of the Joint Owners. If the Contract is owned by a non-natural person, the Contract Owner shall mean Annuitant.

C.M. Multi-Account A
Table of Fees and Expenses

(see Note 1)

Contract Owner Transaction Expenses

Transfer Fee ........................... No charge is imposed for the first 12
(see Note 3)                             transfers in a calendar year during the
                                         Accumulation Period; thereafter the fee
                                         is the lesser of $20 or 2% of the
                                         amount transferred. Only 6 transfers in
                                         a calendar year are permitted during
                                         the Annuity Period and there is no fee
                                         for those 6 transfers.

Sales Load on Purchases ................ 0%

Maximum Contingent Deferred Sales Charge
Computed on Amounts Withdrawn (as a
percentage of Contract Owner's Purchase
Payment) ............................... 7%

(see Note 2)

Annual Contract Maintenance Charge (see
Note 4) ................................ $30 per Contract per Contract Year.

Separate Account Annual Expenses
(as a percentage of average account value)

Mortality and Expense Risk Charge ...... 1.25%

Administrative Charge (see Note 5) ..... 0.15%

Total Separate Account Annual Expenses . 1.40%

                 ELIGIBLE INVESTMENTS' ANNUAL EXPENSES FOR 1997
           (as a percentage of the average net assets of a Portfolio)

                                                               Panorama
                                                               LifeSpan       Panorama    Panorama
                                Oppenheimer    Oppenheimer    Diversified      Total      LifeSpan
                                   Money          Bond          Income         Return     Balanced
                                   Fund           Fund         Portfolio      Portfolio   Portfolio
                                   ----           ----         ---------      ---------   ---------
Management Fee ...............     0.44%          0.73%          0.75%          0.54%       0.85%
Other Expenses ...............     0.04%          0.05%          0.09%          0.01%       0.12%
Total Operating Expenses .....     0.48%          0.78%          0.84%          0.55%       0.97%

                                   Panorama                                                    American
                                   LifeSpan                      Panorama                     Century VP
                                   Capital        Panorama     International   VIP Fund II     Income &
                                 Appreciation      Growth         Equity       Contrafund       Growth
                                   Portfolio      Portfolio      Portfolio     Portfolio*      Portfolio*
                                   ---------      ---------      ---------     ------------   ------------
Management Fee ..............       0.85%            0.53%         1.00%           0.60%          0.70%
Other Expenses ..............       0.14%            0.01%         0.12%           0.11%          -
Total Operating Expenses ....       0.99%            0.54%         1.12%           0.71%          0.70%

(See the Prospectuses for Panorama Fund, Oppenheimer Funds, VIP Fund II and American Century VP for more information.)

*Subject to state availability

Examples (See Note 6)

A Contract Owner would pay the following expenses on a $1,000 investment, assuming the entire Contract Value is allocated to the Separate Account, assuming a 5% annual return on assets, assuming that the same Portfolio and Fund expenses as shown above remain the same for the periods shown in the examples, and assuming the Contract is fully surrendered at the end of each time period.

                                      Panorama
                                      LifeSpan      Panorama      Panorama
         Oppenheimer   Oppenheimer   Diversified     Total        LifeSpan
            Money         Bond         Income        Return       Balanced
            Fund          Fund        Portfolio     Portfolio     Portfolio
            ----          ----        ---------     ---------     ---------
1 ......    $ 85          $ 88          $ 89          $ 86          $ 90
3 ......    $112          $121          $122          $114          $126
5 ......    $137          $153          $156          $141          $162
10 .....    $231          $262          $269          $238          $282

           Panorama                                                American
           LifeSpan                 Panorama                      Century VP
           Capital      Panorama  International    VIP Fund II     Income &
         Appreciation    Growth      Equity        Contrafund       Growth
          Portfolio     Portfolio   Portfolio      Portfolio*      Portfolio*
          ---------     ---------   ---------      ------------   ------------
1 ......    $ 90          $ 86          $ 91            87            87
3 ......    $127          $114          $131           118           118
5 ......    $163          $140          $170           149           148
10 .....    $284          $237          $297           255           254


A Contract Owner would pay the following expenses assuming either 1) the Contract is not surrendered at the end of each time period, or 2) the Contract is annuitized at the end of each time period.

*Subject to state availability

                                      Panorama
                                      LifeSpan      Panorama      Panorama
         Oppenheimer   Oppenheimer   Diversified     Total        LifeSpan
            Money         Bond         Income        Return       Balanced
            Fund          Fund        Portfolio     Portfolio     Portfolio
            ----          ----        ---------     ---------     ---------
1 ......    $ 20          $ 23          $ 24          $ 21          $ 25
3 ......    $ 62          $ 72          $ 73          $ 64          $ 77
5 ......    $107          $123          $126          $111          $132
10 .....    $231          $262          $269          $238          $282

           Panorama                                                American
           LifeSpan                 Panorama                      Century VP
           Capital      Panorama  International    VIP Fund II     Income &
         Appreciation    Growth      Equity        Contrafund       Growth
          Portfolio     Portfolio   Portfolio      Portfolio*      Portfolio*
          ---------     ---------   ---------      ------------   ------------
1 ......    $ 25          $ 21          $ 27            23            22
3 ......    $ 78          $ 64          $ 82            69            69
5 ......    $133          $110          $140           119           118
10 .....    $284          $237          $297           255           254


*Subject to state availability

Condensed Financial Information

ACCUMULATION UNIT VALUES

Sub-Account                            Dec 31, 1997    Dec 31, 1996   1996(a)
                                       ------------    ------------   -------
Money                                   10.741883        10.342534    10.00
Bond                                    11.133260        10.333908    10.00
LifeSpan Diversified Income             11.648276        10.498529    10.00
Total Return                            12.689528        10.831420    10.00
LifeSpan Balanced                       12.401154        11.208195    10.00
LifeSpan Capital Appreciation           12.970161        11.688219    10.00
Growth                                  14.655753        11.761149    10.00
International Equity                    11.858034        11.123558    10.00

ACCUMULATION UNITS OUTSTANDING

Sub-Account                                   Dec 31, 1997   Dec. 31, 1996
                                              -----------    -------------
Money                                         1,270,662            526,970
Bond                                            577,928            245,238
LifeSpan Diversified Income                     750,520            250,228
Total Return                                  3,810,237          1,416,956
LifeSpan Balanced                             1,882,142            990,137
LifeSpan Capital Appreciation                 1,988,330            910,038
Growth                                        3,900,882          1,258,381
International Equity                          1,128,689            320,578

(a) Commencement of public offering was January 23, 1996.

Financial Statements

For audited financial statements and other information concerning the financial condition of C.M. Multi-Account A and the Company, see the Statement of Additional Information.

Notes to Table Of Fees and Expenses and Examples

1. The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will incur directly or indirectly. The Examples assume an average Contract Value of $35,000. The Fee Table reflects expenses of the Separate Account as well as the Portfolios of Panorama Fund, VIP Fund II, and American Century VP, and the Funds of Oppenheimer Funds. For additional information, see "Charges and Deductions" in this Prospectus and the Prospectuses for Panorama Fund, VIP Fund II, American Century VP, and Oppenheimer Funds.

2. A portion of a Contract Owner's Contract Value may be withdrawn each Contract Year without the assessment of a Contingent Deferred Sales Charge (see Free Withdrawal Amount). After a Purchase Payment has been held by the Company for seven years such Purchase Payment, may be withdrawn without assessment of the Contingent Deferred Sales Charge. Under certain circumstances, in the event of a terminal illness Contract Value may be withdrawn without the assessment of a Contingent Deferred Sales Charge (see Terminal Illness Benefit). In addition, a Contingent Deferred Sales Charge is not assessed against the payment of a death benefit.

3. Transfers made by the Company at the end of the Right to Examine Contract period will not be counted in determining the application of the Transfer Fee. The Transfer Fee is the lesser of $20 or 2% of the amount transferred. All transfers made during a Valuation Period are deemed to be one transfer. Currently, transfers made under the following circumstances will not be counted in determining the application of the Transfer Fee: (i) transfers made in conjunction with an approved dollar cost averaging program; and
     (ii) transfers made in conjunction with the Rebalancing Program. (See Charges and Deductions - Deduction for Transfer Fee and Dollar Cost Averaging and Rebalancing Program.)

4. Currently, the Annual Contract Maintenance Charge is $30 each Contract Year and is deducted on the last day of the Contract Year. This charge may be increased but it will not exceed $60 per Contract Year. In the event of an increase, the Company will give Contract Owners 90 days prior notice of the increase. However, if the Contract Value on the last day of the Contract Year is at least $100,000, then no Annual Contract Maintenance Charge will be deducted. If a total withdrawal is made on other than the last day of the Contract Year and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $100,000, the full Annual Contract Maintenance Charge will be deducted at the time of the total withdrawal. The Annual Contract Maintenance Charge will be deducted from the Fixed Account and Sub-Accounts in the same proportion that the amount of the Contract Value in each Sub-Account and the Fixed Account bears to the total Contract Value. If the Annuity Date is not the last day of the Contract Year and the Contract Value on the Annuity Date is less than $100,000, then a pro-rata portion of the Annual Contract Maintenance Charge will be deducted on the Annuity Date. During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment. (See Charges and Deductions - Deduction for Annual Contract Maintenance Charge.) The examples reflect the $30 Annual Contract Maintenance Fee as an annual charge of 0.09% of assets, based on an anticipated average Contract Value of $35,000.

5. The current Administrative Charge is equal on an annual basis to 0.15% of the average daily net asset value of the Separate Account. The Company may increase this charge to an amount not to exceed 0.25% of the average daily net asset value of the Separate Account.

6. Premium Taxes are not reflected. Premium taxes may apply. (See Charges and Deductions - Deduction for Premium and Other Taxes.)

7. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The Company

C.M. Life Insurance Company (the "Company"), 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York.

Prior to February 29, 1996, the Company was a wholly-owned subsidiary of Connecticut Mutual Life Insurance company ("CML"). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (MassMutual"). The Company is now a wholly-owned subsidiary of MassMutual. The merger did not affect any provision of, or rights or obligations under, the Contracts issued by the Company.

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had estimated unconsolidated statutory assets in excess of $57 billion, and estimated total assets under management in excess of $152 billion as of December 31, 1997.

The Separate Account

The Board of Directors of the Company adopted a resolution to establish a segregated asset account pursuant to Connecticut insurance law on August 3, 1994 designated as C.M. Multi-Account A (the "Separate Account"). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general obligations. The Separate Account meets the definition of a "separate account" under federal securities laws.

The Separate Account currently is divided into three segments, one of which relates to the Contracts. This segment is divided into Sub-Accounts, with the assets of each Sub-Account invested in one Portfolio of the Panorama Series Fund, Inc. (LifeSpan Diversified Income Portfolio, Total Return Portfolio, LifeSpan Balanced Portfolio, LifeSpan Capital Appreciation Portfolio, Growth Portfolio, and International Equity Portfolio), one Fund of the Oppenheimer Variable Account Funds (Money Fund and Bond Fund), and subject to state availability, one Portfolio of VIP Fund II (Contrafund Portfolio), and one Portfolio of American Century VP (VP Income & Growth). There is no assurance that the investment objectives of any of the Portfolios will be met. Contract Owners bear the complete investment risk for Purchase Payments allocated to a Sub-Account. Contract Values will fluctuate in accordance with the investment performance of the Sub-Accounts to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

Eligible Investments

The following are the current Separate Account Eligible Investments that can be selected as the underlying investments of the Contract. While a brief summary of the various investment objects is set forth below, more comprehensive information, including a discussion of potential risk, is found in the current Prospectus for each of the Eligible Investments which are included with this Prospectus.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end management investment company. OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Panorama Fund, and performs sales and administrative functions relative to the Panorama Fund, including the keeping of all records not maintained by the custodian. OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with $75 billion in assets and 3.5 million shareholder accounts as of December 31, 1997. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

OFI has engaged three Subadvisors to assist in the selection of portfolio investments for the International Equity Portfolio, the LifeSpan Diversified Income Portfolio, the LifeSpan Balanced Portfolio, and the LifeSpan Capital Appreciation Portfolio. Babson-Stewart Ivory International ("Babson-Stewart"), One Memorial Drive, Cambridge, MA 02142, is the Subadviser to the International Equity Portfolio and the international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. Babson-Stewart is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland. BEA Associates, 599 Lexington Avenue, 36th Floor, New

York, NY 10022, is the Subadviser to the high yield bond components of the three LifeSpan Portfolios. Pilgrim, Baxter & Associates ("Pilgrim Baxter"), 1255 Drummers Lane, Wayne, PA 19087, is the Subadviser to the small cap components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio.


Panorama Fund Lifespan Diversified Income Portfolio
(Diversified Income Portfolio)

The Diversified Income Portfolio is designed for the investor with a relatively low tolerance for risk who is seeking current income with some long-term inflation protection. The Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation through a strategically allocated portfolio consisting primarily of bonds.

Panorama Fund Total Return Portfolio

The investment objective of the Total Return Portfolio is to maximize the total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, securities issued by the U.S. Government and its instrumentalities, and money market instruments according to changing market conditions.

Panorama Fund Lifespan Balanced Portfolio
(Balanced Portfolio)

The Balanced Portfolio is designed for the investor seeking a blend of capital appreciation and income. The Balanced Portfolio seeks a blend of capital appreciation and income through a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

Panorama Fund Lifespan Capital Appreciation Portfolio
(Capital Appreciation Portfolio)

The Capital Appreciation Portfolio is designed for the investor seeking capital appreciation. The Capital Appreciation Portfolio seeks long-term capital appreciation through a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

Panorama Fund Growth Portfolio

The investment objective of the Growth Portfolio is to achieve long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama Fund International Equity Portfolio

The investment objective of the International Equity Portfolio is to achieve long-term growth of capital by investing primarily in equity securities (such as common stocks) of non-U.S. issuers trading for the most part in non-U.S. markets.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppenheimer Funds") is an open-end management investment company. The Oppenheimer Funds are also advised by OFI.

Oppenheimer Money Fund. The Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. Its shares are neither insured nor guaranteed by the U.S. government, and there is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

Oppenheimer Bond Fund. The Bond Fund primarily seeks a high level of current income by investing primarily in debt securities. Secondarily, this Fund seeks capital growth when consistent with its primary objective.

Variable Insurance Product Fund II

Variable Insurance Product Fund II ("VIP Fund II") is an open-end management investment company organized as a Massachusetts business trust on March 21, 1988. Fidelity Management & Research Company ("FMR") is the investment adviser to VIP Fund II. FMR is the management arm of Fidelity Investments which was established in 1946. Fidelity Investments has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. FMR has engaged two affiliates Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. to serve as subadvisers to the Contrafund Portfolio.

VIP Fund II Contrafund Portfolio*

The investment objective of the Contrafund Portfolio is to seek capital appreciation by investing mainly in equity securities of companies that FMR believes to by undervalued due to an overly pessimistic appraisal by the public. The Contra-fund Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

*Subject to state availability

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. ("American Century VP") was organized as a Maryland corporation in 1987 and is a diversified, open-end management investment company. American Century Investment Management, Inc. ("American Century") is the investment manager of American Century VP. American Century has been providing investment advisery services to investment companies and institutional investors since it was founded in 1958. American Century's address is American Century Tower, 4500 Main Street, Kansas City Missouri 64111.

American Century VP Income & Growth Portfolio*

American Century VP Income & Growth Portfolio seeks long-term growth of capital as well as current income. The fund pursues a total return and dividend yield that exceeds those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

*Subject to state availability

THERE IS NO ASSURANCE THAT ANY PORTFOLIO/ FUND WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of each Portfolio's/Fund's investment objective and policies, and a description of risks involved in investing in each of the Portfolios/Funds and each Portfolio's/Fund's fees and expenses, is contained in the prospectuses for Panorama Fund, Oppenheimer Funds, VIP Fund II, and American Century VP, current copies of which are attached to this Prospectus. Information contained in the Panorama Fund, Oppenheimer Funds, VIP Fund II, and American Century VP prospectuses should be read carefully before making allocation to any Sub-Account of the Separate Account.

Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Contract Owner during the lifetime of the Annuitant, or the beneficiary after the Annuitant's death, will be entitled to give instructions as to how the shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Contract should be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions will be determined as of the record date for the meeting.

The number of Fund shares held in the Separate Account deemed attributable to a Contract prior to its Maturity Date and during the lifetime of the Annuitant will be determined by dividing the Contract's value held in each Sub-Account of the Separate Account, if any, by $100. Fractional votes are counted. After the Maturity Date or after the death of the Annuitant, the number of Fund shares deemed attributable to the Contract will be based on the liability for future Variable Monthly Annuity payments under the Contract as of the record date and thus the voting rights will decrease as payments are made.

Contact Owners or beneficiaries will receive proxy material and a form with which voting instructions may be given. Fund shares held by the Separate Account as to which no effective instructions have been received or which are attributable to assets transferred from the Company's general account will be voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

In situations where the Annuitant is not the Contract Owner, the Annuitant will have the right to instruct the Contract Owner with respect to the votes attributable to any vested interest the Contract Owner has in the Contract. The Company's obligation in this instance will be to make available to the Contract Owner copies of the proxy material for distribution to the Annuitant. Votes representing interests as to which the Contract Owner is not instructed may, in turn, be voted by the Contract Owner in his discretion.

Substitution of Securities

If the shares of the Eligible Investments (or any Portfolio or Fund within an Eligible Investment or any other funding vehicle made available under the Contracts), are no longer available for investment by the Separate Account or, if in the judgment of the Company's Board of Directors, further investment in the shares should become inappropriate in view of the purpose of the Contracts, the Company may limit further purchase of such shares or may substitute shares of another funding vehicle for shares already purchased under the Contracts. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under the requirements it may impose.

The Fixed Account

The Fixed Account (subject to state availability) is an investment option within the General Account of the Company. Payments may be allocated to the Fixed Account to the extent elected by the Contract Owner at the time such payment is made. In addition, all or part of the Contract Owner's Contract Value may be transferred to the Fixed Account as described under "Transfers." Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor has the Fixed Account been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

Assets supporting amounts allocated to the Fixed Account become part of the Company's General Account assets and are available to fund the claims of all creditors of the Company. All of the Company's General Account assets will be available to fund benefits under the Contracts. The Contract Owner does not participate in the investment performance of the assets of the Company's Fixed Account. Instead, a specified rate of interest, declared in advance, is credited to amounts allocated to the Fixed Account. This rate is guaranteed to be at least 3% per year ("Guaranteed Minimum Rate"). The Company may, at its sole discretion, credit a higher rate of interest ("excess interest") for any period specified in advance by the Company. However, the Company is not obligated to credit interest in excess of the 3% Guaranteed Minimum Rate per year, and might not do so. The contract owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

Charges and Deductions

Various charges and deductions are made from the Contract Value and the Separate Account. These charges and deductions are:

Deduction for Mortality and
Expense Risk Charge

Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. The mortality risks assumed by the Company arise from its contractual obligation to make Annuity Payments after the Annuity Date (determined in accordance with the Annuity Option chosen by the Contract Owner) regardless of how long all Annuitants live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the Annuity Payments the Annuitant will receive under the Contract. Further, the Company bears a mortality risk in that it guarantees the annuity purchase rates for the Annuity Options under the Contract whether for a Fixed Annuity or a Variable Annuity. Also, there is a mortality risk borne by the Company with respect to the death benefit and to the waiver of the Contingent Deferred Sales Charge upon the death of the Owner. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees and the costs of other services may exceed the amount recovered from the Annual Contract Maintenance Charge and the Administrative Charge.

If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects a profit from this charge. Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

Deduction for Administrative Charge

Each Valuation Period, the Company deducts an Administrative Charge which is currently equal, on an annual basis, to 0.15% of the average daily net asset value of the Separate Account. This charge, together with the Annual Contract Maintenance Charge, is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and the Separate Account. These expenses include but are not limited to: preparation of the Contracts, confirmation statements, annual and periodic reports and statements, maintenance of Contract Owner records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and reporting requirements. Since this charge is an asset-based charge, the amount of the charge attributable to a particular Contract may have no relationship to the administrative costs actually incurred by that Contract. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company may increase this charge but guarantees that it will never exceed 0.25% of the average daily net asset value of the Separate Account. If this Charge is increased, Contract Owners will be given 90 days prior notice.

Deduction for Annual Contract
Maintenance Charge

Currently, the Annual Contract Maintenance Charge is $30 each Contract Year and is deducted on the last day of the Contract Year. This charge may be increased but it will not exceed $60 per Contract Year. However, if the Contract Value on the last day of the Contract Year is at least $100,000, then no Annual Contract Maintenance Charge will be deducted. If a total withdrawal is made on other than the last day of the Contract Year and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $100,000, the full Annual Contract Maintenance Charge will be deducted at the time of the total withdrawal. The Annual Contract Maintenance Charge will be deducted from the Fixed Account and the Sub-Accounts in the same proportion that the amount of the Contract Value in each Sub-Account and the Fixed Account bears to the total Contract Value. If the Annuity Date is not the last day of the Contract Year and the Contract Value on the Annuity Date is less than $100,000, then a pro-rata portion of the Annual Contract Maintenance Charge will be deducted on the Annuity Date. During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment. The Company has set this charge at a level so that, when considered in conjunction with the Administrative Charge (see above), it will not make a profit from the charges assessed for administration. If this Charge is increased, Contract Owners will be given 90 days prior notice.

Deduction for Premium and Other Taxes

Any Premium Taxes relating to the Contracts may be deducted from the Purchase Payments or Contract Value when incurred. The Company currently intends to advance any Premium Taxes that may be due at the time Purchase Payments are made but not deduct such Premium Taxes from Contract Value until the time Annuity Payments begin, or upon a total withdrawal if the Company is unable to obtain a refund. The Company will, in its sole discretion, determine when Premium Taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, at its sole discretion, pay such Premium Taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. Premium Taxes generally range from 0% to 3.5%. The Company will deduct any withholding taxes required by applicable law.

The Company reserves the right to establish a provision for federal income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company is not currently making any provision for federal income taxes.

Deduction for Fund Expenses

There are other deductions from and expenses paid out of the assets of the Panorama Fund, Oppenheimer Funds, VIP Fund II, and American Century VP, including amounts paid for advisory and management fees, which are described in the accompanying Fund Prospectuses.

Deduction for Transfer Fee

Subject to certain conditions (see Transfers), Contract Owners may transfer all or part of the Contract Owner's interests among the Sub-Accounts and/or the Fixed Account during the Accumulation Period or during the Annuity Period transfer interests from a Sub-Account to the General Account without the imposition of any fee or charge if there have been no more than the number of free transfers permitted. Contract Owners are currently not limited to any number of transfers during the Accumulation Period and are limited to six (6) transfers per calendar year during the Annuity Period. If, during the Accumulation Period, more than the number of

                        Contingent Deferred Sales Charge
                           Against Amount Withdrawn?
                           -------------------------
                                      7%
                                      6%
                                      5%
                                      4%
                                      3%
                                      2%
                                      1%
                                      0%

free transfers per Contract Year (currently 12 per year) have been made, the Company will deduct a Transfer Fee for each subsequent transfer permitted. The Transfer Fee is the lesser of $20 or 2% of the amount transferred. The Transfer Fee will be deducted from the Sub-Account(s) and/or Fixed Account (collectively "Account(s)") from which the transfer occurred. If the entire Account balance is transferred, the Transfer Fee will be deducted from the amount transferred. All transfers made during a Valuation Period are deemed to be one transfer. Currently, transfers made under the following circumstances will not be counted in determining the application of the Transfer Fee: (i) transfers made by the Company at the end of the Right to Examine Contract period; (ii) transfers made in conjunction with an approved dollar cost averaging program; (see Dollar Cost Averaging) and (iii) transfers made under the Rebalancing Program. (See Rebalancing Program.)

Deduction for Contingent Deferred
Sales Charge

No deduction for sales charges is made from a Purchase Payment. However, if a withdrawal is made, a Contingent Deferred Sales Charge may be assessed by the Company. The length of time between the Company's acceptance of a Purchase Payment and the making of a withdrawal determines the Contingent Deferred Sales Charge, if any. Each Purchase Payment has its own time period for purposes of assessing a Contingent Deferred Sales Charge. This Charge will be used to cover certain expenses relating to the sale of the Contracts including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses. A withdrawal shall be deemed to first withdraw any positive investment results and thereafter Purchase Payments on a first-in-first-out basis for purposes of computing the Contingent Deferred Sales Charge.

Subject to the Free Withdrawal Amount Amount described later, the following table shows Contingent Deferred Sales Charges:

                                Year Applicable
                                ---------------

               During 1st Year since Purchase Payment Accepted During 2nd Year since Purchase Payment Accepted During 3rd Year since Purchase Payment Accepted During 4th Year since Purchase Payment Accepted During 5th Year since Purchase Payment Accepted During 6th Year since Purchase Payment Accepted During 7th Year since Purchase Payment Accepted Thereafter

The Contingent Deferred Sales Charge is assessed against the amounts remaining in the Sub-Account from which the withdrawal occurred. If a withdrawal is made from more than one Sub-Account, the Contingent Deferred Sales Charge is assessed against the amounts remaining in such Sub-Accounts in the same proportion to which the withdrawal amount bears to the total value of such Sub-Accounts. If a withdrawal causes the entire Sub-Account value to be withdrawn, then the Contingent Deferred Sales Charge will be assessed against the amounts remaining in the Sub-Accounts in the same proportion in which their value bears to Contract Value. If a withdrawal causes the entire Contract Value to be withdrawn, then the Contingent Deferred Sales Charge will be assessed against the Contract Value withdrawn. The Contingent Deferred Sales Charge is not imposed on a Purchase Payment after the end of the seventh year of the Company's acceptance of such Purchase Payment, nor is the Contingent Deferred Sales Charge imposed upon payment of the death benefit or upon amounts applied to purchase an annuity.

Until April 30, 1999, no Contingent Deferred Sales Charge will be imposed upon surrender of a Contract where the proceeds of such surrender are applied to the purchase of a new group annuity Contract issued by Massachusetts Mutual Life Insurance Company. This does not eliminate charges under the particular group contract, and upon surrender of the group contract, charges may apply.

No Contingent Deferred Sales Charge will be imposed on the redemption of "excess contributions" to a plan qualifying for special income tax treatment ("Qualified Plan"), TSAs or IRAs. "Excess Contributions" (including excess aggregate contributions) will be defined as provided in the Internal Revenue Code and applicable regulations.

Owners of certain IRA or non-qualified Flex Extra variable annuity contracts issued by MassMutual that are beyond the sales charge period may exchange such contracts for a Contract (the "Flex Extra exchange program"). When an eligible Flex Extra contract is exchanged for a Contract, no Contingent Deferred Sales Charge shall apply to initial purchase payments made pursuant to the exchange but all subsequent purchase payments shall be subject to Contingent Deferred Sales Charges.

Owners of IRA or non-qualified Account A, Account B and Account E variable annuity contracts previously issued by Connecticut Mutual Life Insurance Company may exchange such contracts for a Contract. When eligible Account A, B and E contracts are exchanged for a Contract, no Contingent Deferred Sales Charge shall apply to initial purchase payments made pursuant to the exchange, but any subsequent purchase payments will be subject to the Contingent Deferred Sales Charge.

The Flex Extra exchange program and the Accounts A, B and E exchange programs are subject to state availability. The Company may terminate these exchange programs at any time at its sole discretion. See the Statement of Additional Information for further information about the Flex Extra exchange program or contact your registered representative or call the Service Center at (800) 569-6576.

Free Withdrawals

The Contract Owner may withdraw the greater of:

(a) the portion of the Contract Value attributable to positive investment results, if any, on the date of withdrawal; or

(b) 10% of Purchase Payments remaining in the Contract on the withdrawal date reduced by any Free Withdrawal(s) previously taken during the current Contract Year.

Withdrawals must be taken first from investment earnings, if any, and next from Purchase Payments. Withdrawals which are not attributable to investment earnings will reduce the amount of Purchase Payments remaining in the Contract on a first-in-first-out basis for purposes of computing any remaining Contingent Deferred Sales Charge.

The Contracts

Contract Owner

The Contract Owner is the person(s) or entity(ies) entitled to ownership rights stated in the Contract. The Contract Owner is the person designated as such on the Issue Date, unless changed. The Company will not issue a Contract to a person who has Attained Age 85 or older on the proposed Issue Date ("Maximum Issue Age"). If the Contract is proposed to be issued to Joint Contract Owners, the Company will apply the Maximum Issue Age to the eldest proposed Joint Contract Owner.

The Contract Owner may change owners at any time prior to the Annuity Date by Written Request. A change of Contract Owner will automatically revoke any prior designation of Contract Owner. The change will become effective as of the date the Written Request is received. A new designation of Contract Owner will not apply to any payment made or action taken by the Company prior to the time it was received. Any change of Contract Owner is subject to the Company's underwriting rules then in effect. A change in Contract Owner may trigger income tax consequences. (See Tax Status - General.)

Joint Contract Owners

The Contract can be owned by Joint Contract Owners. If Joint Contract Owners are named, any Joint Contract Owner must be the spouse of the other Contract Owner unless prohibited by applicable law or regulations. Upon the death of either Contract Owner, the surviving spouse will be the Primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request. Unless otherwise specified in the application for the Contract, if there are Joint Contract Owners both signatures will be required for all Contract Owner transactions except telephone transfers. If the telephone transfer option is elected and there are Joint Contract Owners, either Joint Contract Owner can give telephone instructions.

Annuitant

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by the Contract Owner at the Issue Date, unless changed prior to the Annuity Date.

The Annuitant may not be changed in a Contract which is owned by a non-natural person. Any change of Annuitant is subject to the Company's underwriting rules then in effect. In the case of certain Qualified Contracts the Contract Owner must be the Annuitant. The Company will not issue a Contract where the proposed Annuitant is a person who has Attained Age 85 or older on the proposed Issue Date ("Maximum Issue Age").

Assignment

A Written Request specifying the terms of an assignment of the Contract must be provided to the Annuity Service Center. Until the Written Request is received, the Company will not be required to take notice of or be responsible for any transfer of interest in the Contract by assignment, agreement, or otherwise.

The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the death benefit has become payable will be valid only with the Company's consent.

If the Contract is assigned, the Contract Owner's rights may only be exercised with the consent of the assignee of record. The consent of any Irrevocable Beneficiaries is required before assignment of proceeds can happen.

Purchase Payments and
Contract Value

Purchase Payments

The initial Purchase Payment is due on the Issue Date. The minimum initial Purchase Payment the Company will accept is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum subsequent Purchase Payment the Company will accept is $250, unless the Contract Owner has elected the automatic investment plan option in which case the Company will accept a minimum of $100. For Contract Owners up to Age 75 on the Issue Date, the maximum cumulative Purchase Payments without prior consent of the Company is $1 million. For Contract Owners over Age 75 on the Issue Date, the maximum total Purchase Payments without prior consent of the Company is $500,000. For contracts issued to non-natural persons, the maximum Purchase Payment limits will apply to the Annuitant's age. Purchase Payments above these amounts must be preapproved by the Company. For Joint Contract Owners, Age refers to the oldest Joint Contract Owner. The Company reserves the right to reject any Application or Purchase Payment.

Allocation of Purchase Payments

The allocation of the initial Purchase Payment is made in accordance with the selection made by the Contract Owner at the time the Contract is issued, except in the circumstances described under Right to Examine Contract. In those circumstances, the Company will allocate initial Purchase Payments to the Money Market Sub-Account until the expiration of the Right to Examine Contract period. Upon expiration, the Contract Value will be reallocated in accordance with the Contract Owner's selection. Unless otherwise changed by Written Request by the Contract Owner, subsequent Purchase Payments are allocated in accordance with the same selection as the initial Purchase Payment. Allocation changes can be made over the telephone if requested at the time of a telephone transfer.

There are currently no limitations on the number of Sub-Accounts that can be selected by a Contract Owner. If allocations are made in percentages, whole numbers must be used.

If the Purchase Payments and forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to the Contract within two
(2) business days after receipt at the Annuity Service Center. Additional Purchase Payments will be credited to the Contract as of the Valuation Period when they are received. If the forms required to issue a Contract are not in good order the Company will attempt to get them in good order or the Company will return the forms and the Purchase Payment within five (5) business days, unless it has been authorized otherwise by the purchaser.

Contract Value

The Contract Value is the sum of the Contract Owner's interest in the Fixed Account and the Sub-Accounts of the Separate Account for any Valuation Date during the Accumulation Period. It will fluctuate from one Valuation Period to the next, and may be more or less than Purchase Payments made. The Contract Owner's interest in a Sub-Account is determined by multiplying the number of Accumulation Units credited to the Contract by the Accumulation Unit Value for that Sub-Account as of the Valuation Date. The Contract Owner's interest in the Fixed Account, if any, for any Valuation Date is equal to the sum of the values of all Fixed Account amounts credited to the Contract on such Valuation Date.

Accumulation Units

During the Accumulation Period, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts of the Separate Account as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the transaction is received at the Annuity Service Center.

Accumulation Unit Value

The Accumulation Unit Value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit Values for each Sub-Account are determined for each Valuation Period by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account for the current Valuation Period.

The Net Investment Factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Valuation Period; plus
(ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Valuation Period; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Valuation Period.

C is the cumulative charge for the Mortality and Expense Risk Charge and for the Administrative Charge.

The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

Transfers

Transfers During the Accumulation
Period

Subject to certain limitations, the Contract Owner may transfer all or part of the Contract Owner's interest in a Sub-Account or the Fixed Account (each an "Account" or collectively "Accounts") by Written Request. No fee or charge will be imposed if there have been no more than the number of free transfers allowed (currently, twelve (12) per calendar year). All transfers are subject to the following:

1. If more than the number of free transfers have been made, the Company will deduct a Transfer Fee for each subsequent transfer permitted. (see Charges and Deductions - Deduction for Transfer Fee) The Transfer Fee will be deducted from the Contract Owner's interest in the Account from which the transfer is made. However, if the Contract Owner's entire interest in an Account is being transferred, the Transfer Fee will be deducted from the amount which is transferred. If Contract Values are being transferred from more than one Account, any Transfer Fee will be allocated to those Accounts on a pro-rata basis in proportion to the amount transferred from each Account.

2. The minimum amount which can be transferred is $1,000 (from one or multiple Accounts) or the Contract Owner's entire interest in the Account, if less. This requirement is waived if the transfer is made in connection with the Rebalancing Program. The minimum amount which must remain in a Sub-Account after a transfer is $1,000 or $0 if the entire amount in the Sub-Account is transferred.

3. Transfers out of the Fixed Account during any Contract Year are limited in amount to the greater of $30,000 or thirty percent (30%) of the Contract Owner's Contract Value allocated to the Fixed Account determined as of the end of the previous Contract Year. Transfers out of the Fixed Account are done on a first-in first out basis; i.e., amounts attributed to the oldest Purchase Payment are transferred first; then amounts attributed to the next oldest Purchase Payment are transferred; and so on.

4. Transfers between Competing Accounts are not allowed. For purposes of transfer, the Fixed Account and the Money Market Sub-Account are considered "Competing Accounts."

5. Other transfers involving any Competing Account are restricted for certain periods. For a period of ninety (90) days following a transfer out of a Competing Account, no transfers (i.e., from any Account) may be made into the other Competing Account. In addition, for a period of ninety (90) days following a transfer into a Competing Account, no transfers (i.e. to any Account) may be made out of the other Competing Account.

6. The Contract provides that the Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

Contract Owners can elect to make transfers by telephone (except if he/she is participating in the Rebalancing Program). To do so, Contract Owners must submit a completed Written Request electing the telephone transfer privilege. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company may tape record all telephone instructions. The Company will not be liable for any loss, liability, cost or expense incurred by the Contract Owner for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued at any time by the Company.

If there are Joint Contract Owners, unless the Company is informed to the contrary, telephone instructions will be accepted from either of the Joint Contract Owners.

Transfers During the Annuity Period

During the Annuity Period, the Contract Owner may make transfers (currently, six
(6) per calendar year), by Written Request, as follows:

1. The Contract Owner may make transfers of Annuity Reserves between Sub-Accounts, subject to any limitations imposed by the Company on the number of transfers (currently, six (6) transfers per calendar year) that can be made during the Annuity Period. Currently, six (6) transfers permitted per calendar year during the Annuity Period are free (no Transfer Fee will be imposed.) If Annuity Reserves are being transferred from more than one Sub-Account, any Transfer Fee will be allocated to those Sub-Accounts on a pro-rata basis in pro-portion to the amount transferred from each Sub-Account.

2. The Contract Owner may, once each Contract Year, make a transfer from one or more Sub-Accounts to the General Account. The Contract Owner may not make a transfer from the General Account to the Separate Account.

3. Transfers of Annuity Reserves between Sub-Accounts will be made by converting the number of Annuity Units attributable to the Annuity Reserves being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.

    The amount transferred to the General Account from a Sub-Account will be based on the Annuity Reserves for the Contract Owner in that Sub-Account. Transfers to the General Account will be made by converting the Annuity Units being transferred to purchase fixed Annuity Payments under the Annuity Option in effect and based on the Age of the Annuitant at the time of the transfer.

4. The minimum amount which can be transferred is $1,000 or the Contract Owner's entire interest in the Sub-Account, if less. The minimum amount which must remain in a Sub-Account after a transfer is $1,000 or $0 if the entire amount in the Sub-Account is transferred.

5. The Contract provides that the Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

Contract Owners can elect to make transfers by telephone. To do so, Contract Owners must complete a prior Written Request electing the telephone transfer privilege. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company may tape record all telephone instructions. The Company will not be liable for any loss, liability, cost or expense incurred by the Contract Owner for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued at any time by the Company.

If there are Joint Contract Owners, unless the Company is informed to the contrary, telephone instructions will be accepted from either of the Joint Contract Owners.

Dollar Cost Averaging

Dollar Cost Averaging is a program which, if elected, permits a Contract Owner to systematically transfer on a periodic basis amounts from a selected Sub-Account to any of the other Sub-Accounts. By allocating amounts on a regularly scheduled basis as opposed to allocating the total amount at one particular time, a Contract Owner may be less susceptible to the impact of market fluctuations. The current minimum amount which may be transferred is $250. The minimum duration of participation in any Dollar Cost Averaging program is currently six (6) months. In order to participate in the Dollar Cost Averaging program, a Contract Owner must have Contract Value of at least $5,000 to complete the Contract Owner's designated program. Dollar Cost Averaging is subject to all contract restrictions regarding transfers.

If the Contract Owner is participating in the Dollar Cost Averaging program, such transfers are not currently taken into account in determining any Transfer Fee. However, the Company reserves the right in the future to count Dollar Cost Averaging transfers when determining the number of transfers in a year and impose any applicable Transfer Fees.

A Contract Owner participating in the Dollar Cost Averaging program may not also be participating in the Rebalancing Program. (See Rebalancing Program below.) A Contract Owner participating in the Dollar Cost Averaging program may not also make withdrawals pursuant to the Systematic Withdrawal Plan. (See Withdrawal - Systematic Withdrawals.)

Contract Owners can choose the frequency at which the Dollar Cost Averaging transfers will be made, i.e. monthly, quarterly, semi-annually or annually. Contract Owners will also choose the specific date when the first Dollar Cost Averaging transfer will be made. If the date selected is less than five (5) business days from the date the election form is received at the Annuity Service Center, the Company may defer the first Dollar Cost Averaging transfer for one month. If no start date has been selected, the Company will automatically start Dollar Cost Averaging within five (5) business days after the Written Request is received. Changes to the selections made by the Contract Owner may be made by Written Request. The Dollar Cost Averaging option will terminate if: (i) the total Contract Value is withdrawn; (ii) the last transfer as selected by the Contract Owner has been made; (iii) there is insufficient Contract Value to make the transfer; or (iv) a Written Request from the Contract Owner to terminate the option has been received at the Annuity Service Center at least five (5) business days prior to the next transfer date.

Except as otherwise provided, Dollar Cost Averaging is subject to the transfer provisions of the Contract.

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, Contract Owners should consider their financial ability to continue a Dollar Cost Averaging Program through periods of fluctuating price levels.

There is currently no charge for participating in the Dollar Cost Averaging program. However, the Company reserves the right to charge for this option in the future.

Dollar Cost Averaging is not available to or from Competing Accounts.

Rebalancing Program

From time to time the Company may make available a program during the Accumulation Period which provides for periodic pre-authorized automatic transfers among certain Sub-Accounts pursuant to written allocation instructions from the Owner. Contract Owners may not participate in the Rebalancing Program if they currently have any Purchase Payments allocated to the Fixed Account. Transfers can be scheduled on a monthly, quarterly, semi-annual or annual basis. All transfers must be expressed in whole percentages. Participants in the Dollar Cost Averaging Program cannot participate in the Rebalancing Program. The Owner can terminate the Rebalancing Program at anytime by Written Notice to the Company. Any unscheduled transfer request will automatically terminate the Rebalancing Program election.

Withdrawals

During the Accumulation Period, the Contract Owner may, upon a Written Request, make a total or partial withdrawal of the Contract Withdrawal Value. The Contract Withdrawal Value is:

1. The Contract Value as of the end of the Valuation Period during which a Written Request for a withdrawal is received; less

2.  Any applicable Premium Taxes not previously deducted; less

3.  The Annual Contract Maintenance Charge, if any; less

4. Any Purchase Payments credited to the Contract when based upon checks that have not cleared the drawer bank; less

5.  Any applicable Contingent Deferred Sales Charge.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-Account and/or cancellation of Fixed Account values. If the Contract Owner makes a total withdrawal, all of the Contract Owner's rights and interests in the Contract will terminate. The amount will be withdrawn proportionately from the Fixed Account and each Sub-Account held under the Contract unless otherwise directed by the Contract Owner.

The Company will pay the amount of any withdrawal within seven (7) days of receipt of a request in good order unless the Suspension or Deferral of Payments provision is in effect (or unless a shorter period is required under applicable law or regulation).

Each partial withdrawal must be for at least $250 or the Contract Owner's entire interest in the Fixed Account or applicable Sub-Account, if less. The minimum Contract Value which must remain in the Contract after a partial withdrawal is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The Company reserves the right to limit the number of partial withdrawals that can be made from a Contract. Currently, there are no limitations on the number of partial withdrawals. Certain tax penalties and restrictions may apply to withdrawals from Contracts. (See Tax Status.)

Systematic Withdrawals

The Company permits a Systematic Withdrawal Plan which enables a Contract Owner to pre-authorize a periodic exercise of the contractual withdrawal rights. Systematic withdrawals are made on any monthly date specified by the Contract Owner (or the next following Valuation Date if the monthly date is not a Valuation Date). If no start date is selected, the Company will automatically begin systematic withdrawals within five (5) business days after the Written Request is received. Contract Owners must be 59 1/2 or older and maintain a Contract Value of at least $25,000 upon the activation of the withdrawal plan, in order to participate in the program. Certain tax penalties and restrictions may apply to withdrawals from the Contracts (see Tax Status). Contract Owners can choose the frequency at which withdrawals will be made, i.e., monthly, quarterly, semi-annually or annually.

Changes to selections made by the Contract Owner may be made by Written Request. The Systematic Withdrawal Option will terminate if: (i) the total Contract Value is withdrawn; (ii) the last withdrawal as selected by the Contract Owner has been made; (iii) there is insufficient Contract Value in the Fixed Account and/or Sub-Account to complete the withdrawal; (iv) Annuity Payments have commenced; or (v) a Written Request from the Contract Owner to terminate the option has been received at the Annuity Service Center at least five (5) business days prior to the next withdrawal request.

All the provisions relating to withdrawals contained in the Contract are applicable to the Systematic Withdrawal Plan, including the minimum withdrawal amount of $250. The Systematic Withdrawal Plan is not available to Contract Owners who are currently utilizing the Automatic Investment Plan Option, the Rebalancing Program or the Dollar Cost Averaging Program. If a Contract Owner terminates a Systematic Withdrawal Plan from the Fixed Account, a new Plan involving withdrawals from the Fixed Account may not be elected during the six
(6) month period immediately following such election.

Suspension or Deferral of Payments

The Company reserves the right to suspend or postpone payments for a withdrawal or transfer for any period when:

1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.  Trading on the New York Stock Exchange is restricted;

3. An emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

4. During any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners;

provided that applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by the Company.

Terminal Illness Benefit

If the Endorsement for Terminal Illness has been attached to the Contract, upon Written Request, the Contract Owner may elect a Terminal Illness Benefit. The Company will require proof that the Contract Owner is terminally ill and not expected to live more than 12 months. This proof will include, but is not limited to, certification by a licensed medical practitioner performing within the scope of his/her license. The licensed medical practitioner must not be the Contract Owner, or the parent, spouse or child of the Contract Owner.

The Terminal Illness Benefit will be paid only to the Contract Owner upon Written Request. Payment of the Terminal Illness Benefit is determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center the Written Request. Prior to the Contact Owner, or Joint Owner reaching age 75, the Terminal Illness Benefit shall be the greater of:

1. The Purchase Payments, less any withdrawals including any applicable charges; or

2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center the Written Request; or

3. The Contract Value on the most recent three (3) year Contract Anniversary plus any subsequent Purchase Payments less any subsequent withdrawals and any applicable charges.

After the Contract Owner or oldest Joint Contract Owner attains age 75, the Terminal Illness Benefit shall be the greater of:

1. The Purchase Payments, less any withdrawals including any applicable charges; or

2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center the Written Request; or

3. The Contract Value on the most recent three (3) year Contract Anniversary prior to the Contract Owner, or the oldest Joint Contract Owner reaching age 75, plus any subsequent Purchase Payments less any subsequent withdrawals, including any applicable charges.

No Contingent Deferred Sales Charge shall apply with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit is in full settlement of the Company's liability under the Contract and the Contract will terminate.

If Joint Owners are named, the Age of the oldest will be used to determine the Terminal Illness Benefit. If the Contract is owned by a non-natural person, then Contract Owner shall mean Annuitant.

Proceeds Payable on Death

Death of Contract Owner During the Accumulation Period

Upon the death of the Contract Owner or a Joint Contract Owner during the Accumulation Period, the death benefit will be paid to the Primary Beneficiary designated by the Contract Owner. Upon the death of a Joint Contract Owner, the surviving Joint Contract Owner, if any, will be treated as the Primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a Contingent Beneficiary unless previously changed by Written Request.

A Beneficiary may request that the death benefit be paid under one of the Death Benefit Options below. If the Beneficiary is the spouse of the Contract Owner he or she may elect to continue the Contract at the then current Contract Value (which may be less than the Death Benefit) in his or her own name and exercise all the Contract Owner's rights under the Contract. In the event of the simultaneous death of Joint Contract Owners, death benefits will become payable.

Death Benefit Amount During the Accumulation Period

Prior to the Contract Owner, the oldest Joint Contract Owner or the Annuitant attaining age 75, the death benefit during the Accumulation Period will be the greater of:

1. The Purchase Payments, less any withdrawals including any applicable charges; or

2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method; or

3. The Contract Value on the most recent three (3) year Contract Anniversary plus any subsequent Purchase Payments less any subsequent withdrawals including any applicable charges.

After the Contract Owner, the oldest Joint Contract Owner, or the Annuitant attains age 75, the death benefit during the Accumulation Period will be the greater of:

1. The Purchase Payments, less any withdrawals including any applicable charges; or

2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method; or

3. The Contract Value on the most recent three (3) year Contract Anniversary prior to the Contract Owner, or the oldest Joint Contract Owner, or the Annuitant reaching age 75, plus any subsequent Purchase Payments less any subsequent withdrawals, including any applicable charges.

In certain states, the death benefit during the Accumulation Period will be the Contract Value determined and paid as of the end of the Valuation Period during which the Company receives both due proof of death and an election of the payment method.

Contract Owners should consult their Contract for the applicable death benefit provision.

Death Benefit Options During the Accumulation Period

A Beneficiary who is not the surviving spouse of the Contract Owner must elect the death benefit to be paid under one of the following options in the event of the death of the Contract Owner during the Accumulation Period:

Option 1 - lump sum payment of the death benefit; or

Option 2 - the payment of the entire death benefit within five (5) years of the date of the death of the Contract Owner; or

Option 3 - payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one (1) year of the date of death of the Contract Owner or any Joint Contract Owner.

Any portion of the death benefit not applied under Option 3 within one (1) year of the date of the Contract Owner's death, must be distributed within five (5) years of the date of death.

A Beneficiary who is the surviving spouse of the Contract Owner may elect to continue the Contract in his or her own name, elect a lump sum payment of the death benefit or apply the death benefit to an Annuity Option.

If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments Provision is in effect.

Payment to the Beneficiary, in any form other than a lump sum, may only be elected during the sixty-day period beginning with the date of receipt by the Company of proof of death.

Death of Contract Owner During the Annuity Period

If the Contract Owner or a Joint Contract Owner, who is not the Annuitant, dies during the Annuity Period, any remaining payments under the Annuity Option elected will continue to be made at least as rapidly as under the method of distribution in effect at such Contract Owner's death. Upon the death of a Contract Owner during the Annuity Period, the Beneficiary becomes the Contract Owner.

Death of Annuitant

Upon the death of the Annuitant, who is not a Contract Owner, during the Accumulation Period, the Contract Owner may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death of the Annuitant, the Contract Owner will become the Annuitant. If the Contract Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Contract Owner and a new Annuitant may not be designated. (See Death of Contract Owner During the Accumulation Period.)

Upon the death of the Annuitant on or after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

Payment of Death Benefit

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2. a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

Beneficiary

The Beneficiary designation in effect on the Issue Date will remain in effect until changed. Unless the Contract Owner provides otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

1. to the Primary Beneficiary(ies) who survive the Contract Owner's and/or the Annuitant's death, as applicable; or if there are none

2. to the Contingent Beneficiary(ies) who survive the Contract Owner's and/or the Annuitant's death, as applicable; or if there are none

3.  to the estate of the Contract Owner.

Beneficiaries may be named irrevocably. In that case a change of Beneficiary requires the consent of any irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

Change of Beneficiary

Subject to the rights of any irrevocable Beneficiary(ies), the Contract Owner may change the Primary Beneficiary(ies) or Contingent Beneficiary(ies). A change must be made by Written Request. The change will take effect as of the date the notice is signed. The Company will not be liable for any payment made or action taken before it records the change.

Annuity Provisions

Annuity Guidelines

Once the Contract reaches the Annuity Date, the following guidelines apply:

1. The Contract Owner may elect to have the Contract Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination Fixed and Variable Annuity. If a combination is elected, the Contract Owner must specify what part of the Contract Value is to be applied to the Fixed and Variable options.

2. The amount applied to an Annuity Option on the Annuity Date, excluding any death benefit proceeds applied to an Annuity Option, is equal to the Contract Value minus any applicable Premium Tax and Annual Contract Maintenance Charge.

3. If the amount to be applied under an Annuity Option is less than $2,000, the Company reserves the right to pay the amount in a lump sum. If any Annuity Payment is less than $100, the Company reserves the right to change the payment basis to equivalent quarterly, semi-annual or annual payments.

4. Contract Owners select an Annuity Date at the Issue Date. Contract Owners may change the Annuity Date at any time prior to the Annuity Date by Written Request 30 days prior to the new Annuity Date. The Annuity Date must be the first day of a calendar month. The Annuity Date cannot be earlier than five years after the

    Issue Date. The latest permitted Annuity Date is the earlier of: (i) the 90th birthday of the Annuitant or the oldest Joint Annuitant; (ii) the 90th birthday of the Contract Owner or the oldest Joint Contract Owner, or (iii) the latest date permitted under state law.

5. If no Annuity Option has been chosen at least thirty (30) calendar days before the Annuity Date, the Company will make payments to the Annuitant under Option B, with ten (10) years of payments guaranteed. Unless specified otherwise, the then current Contract Value allocation shall determine whether a Fixed Annuity or Variable Annuity, or combination Fixed and Variable Annuity will be provided. Therefore, any amounts in the Separate Account will be applied to a Variable Annuity, and any amounts in the Fixed Account will be applied to a Fixed Annuity. Variable Annuity payments will be based on the Sub-Account(s) selected by the Contract Owner, or on the then current allocation of Contract Value among the Sub-Accounts.

Annuity Payments

The Company will make Annuity Payments beginning on the Annuity Date, provided no death benefit has become payable and the Contract Owner has by Written Request selected an available Annuity Option and payment schedule. Except as otherwise agreed to by the Contract Owner and the Company, Annuity Payments will be payable monthly. The Annuity Option and frequency of Annuity Payments may not be changed by the Contract Owner after Annuity Payments begin. Unless the Contract Owner specifies otherwise, the payee of the Annuity Payments shall be the Annuitant.

If the amount of the Annuity Payment will depend on the Age or sex of the Annuitant, the Company reserves the right to ask for satisfactory proof of the Annuitant's (or Joint Annuitant's, if any) Age and sex. The Company reserves the right to delay Annuity Payments until acceptable proof is received.

The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period. The Company will continue to assess the Mortality and Expense Risk Charge during payment of an Annuity Option that does not involve life contingency even though the Company no longer bears any mortality risk on such payment obligation.

Fixed Annuity

A Fixed Annuity provides for payments which do not fluctuate based on investment performance.

Fixed Annuity payments shall be determined by applying the guaranteed Annuity Purchase Rates set forth in the Fixed Annuity Rate Tables contained in the Contract to the portion of the Contract Value allocated to the Fixed Annuity Option selected by the Contract Owner.

Variable Annuity

A Variable Annuity provides for payments which may fluctuate based on the investment performance of the Sub-Accounts of the Separate Account. Variable Annuity Payments will be based on the Sub-Accounts Annuity Units credited to the Variable Annuity Option.

Annuity Units and Payments

The dollar amount of each Variable Annuity payment depends on the number of Annuity Units credited to that Annuity Option, and the value of those Units. The number of Annuity Units is determined as follows:

1. The number of Annuity Units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Value to be applied to the Sub-Account and the Annuity Purchase Rate by the value of one Annuity Unit in that Sub-Account on the Annuity Date. The purchase rates are set forth in the Variable Annuity Rate Tables in the Contract.

2. For each Sub-Account, the amount of each Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit Value on the payment date. The amount of each payment may vary.

Annuity Unit Value

The value of any Annuity Unit for each Sub-Account of the Separate Account was arbitrarily set initially at $10.

The Sub-Account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

1. The Net Investment Factor for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-Account for the immediately preceding Valuation Period.

2. The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding Valuation Date. The assumed investment rate is based on an effective annual rate of 4%.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

Annuity Options

The Contract Owner may choose periodic Fixed and/or Variable Annuity Payments under any one of the Annuity Options described below. The Company may consent to other plans of payment before the Annuity Date.

The following Annuity Options are available:

Annuity Option A - Life Income.

Periodic payments will be made as long as the Annuitant lives. Under this option it would be possible for only one (1) Annuity Payment to be made if the Annuitant were to die before the due date of the second Annuity Payment; only two (2) Annuity Payments if the Annuitant were to die before the due date of the third Annuity Payment; and so forth.

Annuity Option B - Life Income with Period Certain.

Periodic payments will be made for a guaranteed period, or as long as the Annuitant lives, whichever is longer. The guaranteed period may be five (5), ten
(10) or twenty (20) years. If the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the guaranteed Annuity Payments remaining commuted and paid in a lump sum.

Annuity Option C - Joint and Last Survivor Payments.

Periodic payments will be made during the joint lifetime of two Annuitants continuing in the same amount during the lifetime of the surviving Annuitant. Under this option it would be possible for only one (1) Annuity Payment to be made if both Annuitants were to die before the due date of the second Annuity Payment; only two (2) Annuity Payments if both Annuitants were to die before the due date of the third Annuity Payment; and so forth.

Annuity Option D - Joint and 2/3 Survivor Annuity.

Periodic payments will be made during the joint lifetime of two Annuitants. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the Annuity Payment (or Units) in effect during the joint lifetime. Under this option it would be possible for only one (1) Annuity Payment to be made if both Annuitants were to die before the due date of the second Annuity Payment; only two (2) Annuity Payments if both Annuitants were to die before the due date of the third Annuity Payment; and so forth.

Annuity Option E - Period Certain.

Periodic payments will be made for a specified period. The specified period must be at least five (5) years and cannot be more than thirty (30) years. If the Contract Owner does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum or as an Annuity Option purchased at the date of such election (subject to state availability).

Annuity Option F - Special Income Settlement Agreement.

The Company will pay the proceeds in accordance with terms agreed upon in writing by the Contract Owner and the Company.

Distribution

The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the principal underwriter for the Contract. MML Distributors, LLC ("MML Distributors"), an ultimate subsidiary of MassMutual serves as a principal underwriter for the Contracts. MML Distributors is located at 1414 Main Street, Springfield, MA 01144-1013. MML Investors Services, Inc. ("MMLISI"), an ultimate subsidiary of Massachusetts Mutual Life Insurance Company serves as a co-underwriter for the Contracts. MMLISI is located at 1414 Main Street, Springfield, MA 01144-1013. The principal underwriter and the co-underwriter are registered with the Securities and Exchange Commission as a broker-dealers and are members of the National Association of Securities Dealer, Inc. Commissions and other distribution compensation will be paid by the Company on behalf of the Distributor to selling broker-dealers up to an amount currently equal to 7.00% of Purchase Payments. The Company may, by agreement with the broker/dealer, pay commissions as a trail commission (up to 1.20% of Contract Values beginning in the first Contract Year) or as a combination of commission at the time of the sale and a trail commission. These alternatives could exceed 7.0% of the Purchase Payments.

The Company will accept, by agreement with a limited number of broker-dealers, electronic data transmissions of Application information, along with wire transmittals of initial Purchase Payments from the broker-dealers to the Annuity Service Center for purchase of the Contract. Please contact your broker-dealer representative to receive more information about electronic data transmission of Application information.

It is anticipated that the offering of the Contracts will be continuous.

Performance Measures

The Company may show the performance under the Contracts in the following ways:

Standardized Average Annual Total Return

The Company will show the Standardized Average Annual Total Return for the Sub-Accounts of the Separate Account which have been in existence for more than one year. As prescribed by the rules of the SEC, the Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the contingent deferred sales charge, the annual contract maintenance charge and all other Fund, Separate Account, and Contract level charges except premium taxes, if any. The annual contract maintenance charge is apportioned among the Sub-Accounts based upon the percentages of inforce Contracts investing in each of the Sub-Accounts.

For sub-accounts of the Separate Account which have been in existence for less than one year, the Company will show the aggregate total return as permitted by the SEC. The aggregate total return assumes a single one thousand dollar payment made at the beginning of the period and full redemption at the end of the period. It reflects the change in unit value and a deduction of the contingent deferred sales charge.

The Company may choose to show Standardized Average Annual Total Returns based on the inception of the underlying Fund.

Additional Performance Measures

The performance figures discussed in this section are calculated on the basis of the historical performance of the Funds, and may assume the Contracts were in existence prior to January 23, 1996 (which they were not). Beginning January 23, 1996 (inception date), actual Accumulation Unit values are used for the calculations. The difference between the first set of additional performance measures, PERCENTAGE CHANGE and ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NONSTANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set includes the deduction of the Annual Contract Maintenance Charge, the first set does not. Additional details follow.

ACCUMULATION UNIT VALUES; PERCENTAGE CHANGE AND ANNUALIZED RETURNS. The Company will show the PERCENTAGE CHANGE in the value of an Accumulation Unit for a Sub-Account with respect to one or more periods. The ANNUALIZED RETURN, or average annual change in Accumulation Unit Values, may also be shown with respect to one or more periods. For a one year period, the PERCENTAGE CHANGE and the ANNUALIZED RETURN are effective annual rates of return and are equal. For periods greater than one year, the ANNUALIZED RETURN is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account, the Panorama Series Fund expenses, the Oppenheimer Fund expenses and subject to state availability, VIP Fund II expenses and American Century VP expenses (See Table of Fees and Expenses), the PERCENTAGE CHANGE and ANNUALIZED RETURN also reflect these expenses.

These percentages, however, do not reflect the Contract Maintenance Charge and the contingent deferred sales charge or premium taxes (if any), which if included would reduce the percentages reported.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Sub-Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Sub-Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the Annual Contract Maintenance Charge. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the Annual Contract Maintenance Charge is deducted.

YIELD AND EFFECTIVE YIELD. The Company may also show yield and effective yield figures for the Money Market Sub-Account over a seven-day period, which is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields reported.

The performance measures discussed above reflect results of the Funds and are not intended to indicate or predict future performance. For more detailed information see the Statement of Additional Information.

Performance information for the Separate Account Sub-Accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar services that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that produce reports and illustrations by organizations such as CDA Weisenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

The Company may also show the application of general mathematical principles in connection with the Contracts.

Tax Status

General

Note: the following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. This discussion is based upon The Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws, or of the current interpretation by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. A Contract Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or other non-periodic distribution or as Annuity Payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For Annuity Payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts received equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants, and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States Government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Portfolios of the Funds underlying the Contracts will be managed by the Investment Adviser for the Funds in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the invest-ments of the Separate Account will cause the Contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling would generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity Contract in any calendar year.

Tax Treatment of Assignments

A transfer of ownership, assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to transfer, assign or pledge their Contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of a payee are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the payee, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Special rules limit the ability of a payee to elect no withholding where the payee fails to provide a U.S. residence address or federal taxpayer identification number.

Effective January 1, 1993, certain distributions from Qualified Plans under
Section 401, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: a) distributions for the life or life expectancy of the participant or joint lives or joint life expectancies of the participant and a designated beneficiary; or b) distributions for a specified period of ten (10) years or more; or c) distributions which are required minimum distributions. Payments that are not eligible for rollover remain subject to the withholding rules described in the preceding paragraph.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income.

Penalty Tax

A 10% penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer has become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See Tax Treatment of Withdrawals - Qualified Contracts.)

Qualified Plans

The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contract's administrative procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract rights that may otherwise be available as described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See Tax Treatment of Withdrawals - Qualified Contracts.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See Tax Treatment of Withdrawals -Qualified Contracts.) These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the Plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the Plan complies with all legal requirements applicable to such benefits prior to the transfer of the Contract. Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See Tax Treatment of Withdrawals - Qualified Contracts.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code establishes the specially designated Roth IRA to which eligible individuals may contribute. Contributions to a Roth IRA are not deductible and are limited based on modified adjusted gross income. Qualified distributions from Roth IRAs are not included in income. Distributions that are not qualified distributions are treated first as a return of investment to the extent of the individual's contributions to Roth IRAs and as a taxable distribution to the extent of any excess. An individual (other that a married individual filing separately) with an adjusted gross income of $100,000 or less may roll over distributions within 60 days from a regular IRA to a Roth IRA or may convert a regular IRA into a Roth IRA. The rollover would be subject to tax; however, it would not be subject to the 10% premature distribution penalty tax. If the rollover oc-curs during 1998, the income will be spread out over four years.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See Tax Treatment of Withdrawals - Qualified Contracts.) These retirement plans may permit the purchaser of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Purchasers of Contracts for use with Corporate Pension or Profit-Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 457 Deferred Compensation ("Section 457") Plans

Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensations. The amount deferred, and any income on such amount, will not be taxable until paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includible compensation, up to $7,500. Includible compensation means earnings for services rendered to the employer which is includible in the employee's gross income, but excluding any contributions under the Section 457 plan, or a Tax-Sheltered Annuity. During the last three (3) years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted. The deferred amounts will be used by the employer to purchase the Contract. The Contract will be issued to the employer, but all Contract Values must be held for the exclusive benefit of the employees under it. The employee has no rights or vested interest in the Contract, and is only entitled to payment in accordance with the Section 457 plan provisions.

Present federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other
Section 457 plans in certain limited cases.

Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 408(b) (Individual Retirement Annuities) and 408A (Roth
IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The penalty tax will not apply to a rollover from a conversion of a traditional IRA into a Roth IRA. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2 ;
(b) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he/she has attained age 55; (e) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) beginning in 1998, distributions made for qualified higher education expenses, and (h) beginning in 1998, distributions made for a qualified "first-home" purchase, subject to a $10,000 lifetime cap. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exceptions stated in (g) and (h) above apply to Individual Retirement Annuities. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service. In addition, for calendar years beginning January 1, 1997, withdrawals from IRAs by certain unemployed persons for payment of health insurance premiums are not subject to the tax penalty. Exceptions applicable to an Individual Retirement Annuity are applicable to a Roth IRA. Qualified distributions from Roth IRAs are not subject to the penalty tax.

Generally, distributions from a Qualified Plan of a 5% owner or from an IRA must commence no later than April 1 of the calendar year, following the year in which the (employee attains age 70 1/2) (and from all others in Qualified) (Plans at the later of age 70 1/2) (or when the employee retires.) Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required minimum distributions for a Roth IRA.

Contracts Owned By Other Than Natural Persons

Generally, investment earnings on premiums for Contracts will be taxed currently to the Contract Owner if the Owner is a non-natural person, e.g., a corporation, or certain other entities other than tax-qualified trusts. Such Contracts generally will not be treated as annuities for federal income tax purposes.

APPENDIX A

IRA DISCLOSURE STATEMENT

This statement is designed to assist you in understanding the requirements of Federal tax law which apply to your Individual Retirement Annuity ("IRA"), Spousal IRA , Roth IRA, or your Simplified Employee Pension IRA ("SEP- IRA") for employer contributions. If you desire further information regarding your IRA, it may be obtained either from your registered representative or from any district office of the Internal Revenue Service.

The growth in value of the annuity is neither guaranteed nor projected.

Seven-Day Review Period

You have seven (7) days after you sign your application to review this statement and the Prospectus without obligation. If you notify the company either orally or in writing within this seven-day period that you do not wish to keep your contract, your entire Purchase Payment will be refunded to you.

Annuity Service Center
H305
P.O. Box 9067
Springfield, MA 01102-9067

Eligibility Requirements

All persons with earned compensation are eligible for Individual Retirement Annuities ("IRAs"). Additionally, if you have a spouse who has earned no compensation (and you file a joint tax return), you may establish an IRA on behalf of your spouse. Of course, if you have a working spouse who has earned compensation, that spouse may establish his or her own IRA. Lastly, a divorced or legally separated spouse may treat taxable alimony or separate maintenance payments as compensation for purposes of establishing an IRA.

The Annuity as an IRA

When this Annuity is issued as an IRA, the contract is amended to provide that the contract is both non-transferable and non-forfeitable.

Contributions and Deductions

As a result of significant changes made by the Tax Reform Act of 1986, contributions to your IRA are limited at two levels. First, there are limits on the amount of contributions which may be deducted for income tax purposes. Second, there is a limit with respect to the amount of nondeductible contributions which can be made. The Small Business Job Protection Act of 1996 and The Taxpayer Relief Act of 1997 may also affect IRA contributions and withdrawals.

For tax years beginning after 1997, an individual who is not an active participant in an employer-maintained retirement plan is eligible to make deductible contributions to an IRA equal to the lesser of 100% of compensation or $2,000. A spouse who is not an active participant in an employer-maintained retirement plan during any part of a year but whose spouse is a plan participant may made a deductible IRA contribution, subject to phase-out at adjusted gross income between $150,000 and $160,000. Furthermore, an individual who files a joint return and who has less taxable compensation than his spouse may contribute to a spousal IRA and deduct the lesser of $2,000 or the sum of (a) that individual's includable compensation for the tax year plus (b) includable compensation of the individual's spouse reduced by the spouse's allowable IRA deduction and Roth IRA contribution for the tax year.

However, if you or your spouse (if you file a joint return) is an active participant in an employer-maintained retirement plan, your IRA deduction may be reduced or eliminated entirely at certain levels of adjusted gross income. For tax years beginning after 1997, phase-out ranges for deductible IRA contributions increase annually until 2005 or 2007. Specifically, the adjusted gross income phase-out range in 1998 for individuals with a single or head of household filing status is $30,000 to $40,000, increasing annually to $50,000 to $60,000 in 2005. For married individuals filing a joint return, the phase-out range in 1998 is $50,000 to $60,000, increasing annually to $80,000 to $100,000 in 2007. The phase-out range in any year for a married individual filing separately is $0 to $10,000. In all cases, the IRA deduction will be phased out ratably within the respective ranges.

Nevertheless, you may still make designated nondeductible IRA contributions to the extent of the excess of (1) the lesser of $2,000 ($4,000 in the case of a Spousal IRA), or 100% of compensation annually, over (2) the applicable IRA deduction limit. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed to you.

For purposes of the above discussion, you are an "active participant" in an employer-maintained retirement plan, if you are covered by such plan, even if you are not yet vested in your retirement benefit. However, an individual who is a participant in an eligible state deferred compensation plan, as defined in Code section 457(b), is not considered to be an "active participant".

In order to qualify for a particular tax year, IRA contribu-tions must be made during such tax year or by the deadline for filing your income tax return for that year (not including extensions). For calendar year taxpayers the deadline is generally April 15.

If you make contributions to an IRA, Roth IRA or Education IRA in excess of the combined deductible and nondeductible limits, you may be liable for a nondeductible excise tax of 6% of the amount of the excess. You may withdraw an excess contribution together with the net income attributable to the excess, on or before the due date (including extensions of time) for filing your Federal income tax return and the excess amount will be treated as if you never contributed it, regardless of the size of the contribution. The accompanying distribution of the net income, however, is includable in income for the year in which the excess contribution is made. Excess amounts which are not withdrawn by this method are subject to the 6% excise tax in the year of contribution and are carried over and taxed each year until the year the excess is reduced.

No contribution may be made by you to your IRA during or after the tax year in which you attain age 70 1/2, other than rollover distributions.

Special tax rules apply in the case of Roth IRAs.

Spousal IRAs

If your spouse has no compensation for the year and you file a joint return, you may set up and make contributions to an IRA for your spouse, as well as for yourself. Subject to the active participant rules discussed above, the maximum amount that you can deduct for contributions to both IRAs is the lesser of $4,000, or 100% of compensation reduced by the spouse's allowable IRA deduction and Roth IRA contribution for the tax year. You may not deduct, however, more than $2,000 to either IRA for any year

SEP-IRAs

Under a SEP-IRA agreement, your employer may contribute 15% of your compensation, up to $30,000, to your IRA each year. The contribution and interest earned is excludable from your income until such time as it is distributed to you.

You must withdraw any excess contribution made to your SEP-IRA by your employer before the date for filing your return. If you do not, you are liable for the 6% excise tax discussed above. SEP-IRAs are also generally subject to the other requirements applicable to IRAs.

Roth IRAs

Roth IRAs are specially designated IRAs. Roth IRAs are subject to the same rules as traditional IRAs except for certain special rules. Contributions to Roth IRAs are not deductible and are limited based on modified adjusted gross income. You may make a contribution to a Roth IRA even if you are an active participant in an employer-maintained retirement plan. You may also make contributions to a Roth IRA after age 70 1/2.

You may contribute a maximum of $2,000 per year to all IRAs (deductible, non deductible and Roth IRAs). This $2,000 annual limit does not include rollover contributions. The $2,000 maximum annual contribution to a Roth IRA phases out for individuals with a single or head of household filing status with modified adjusted gross income between $95,000 and $110,000. For married individuals filing a joint return, the maximum annual contribution to a Roth IRA phases out with modified adjusted gross income between $150,000 and $160,000.

Qualified distributions from Roth IRAs are not included in income and are not subject to the 10% tax on premature distributions. To be qualified, a distribution must not be made before the end of the five year tax period beginning with the first tax year a contribution to a Roth IRA is made, and the distribution must be made: (a) on or after the date on which you attain age
59 1/2; or (b) to your beneficiary or your estate after your death; or (c) as a result of your being disabled; or (d) to pay for qualified first-time homebuyer expenses.

Distributions that are not qualified distributions are treated first as a return of investment to the extent of your contributions to Roth IRAs and as a taxable distribution to the extent of any excess. Roth IRAs are not subject to required minimum distribution rules or to incidental death benefit rules.

If you are not married filing separately and if your adjusted gross income for a tax year does not exceed $100,000, you may roll over distributions within 60 days from a traditional IRA to a Roth IRA or you may convert a traditional IRA into a Roth IRA. While the rollover would be subject to tax, it would not be subject to the 10% premature distribution penalty tax. If the rollover occurs during 1998, the taxable amount is included in gross income ratably over four tax years.

Rollover Contributions and Transfers

You are permitted to withdraw any portion of the value of your IRA and reinvest it in another individual retirement annuity or account, but not more frequently than once in any one-year period. Such withdrawals may also be made from other IRAs and contributed to this contract. Such a withdrawal of funds from one IRA and subsequent reinvestment in another IRA is called a "rollover contribution". In order to qualify as a tax-free rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. Of course, you will not be allowed a tax deduction for the amount of any rollover contribution.

A similar type of rollover contribution can be made with the proceeds of an eligible rollover distribution or a lump-sum distribution from a qualified retirement plan. Such a distribution must also be invested in the IRA within 60 days of receipt. A lump sum distribution is one made from a Qualified Plan: (1) because of your death; (2) after you reached age 59 1/2 ; (3) because you left your job (unless you are self-employed); or (4) after you become permanently disabled (but only if you are self-employed). To be considered a lump sum, the distribution must also be made entirely in a single tax year and must represent the entire value of your account in the retirement plan (and in all plans of a similar type sponsored by the same employer). Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with any IRA contributions you have deducted from your income.

Eligible rollover distributions are generally all taxable distributions from Qualified Plans and Section 403(b) annuities except for: (1) amounts paid over your life or life expectancy; or (2) installments for periods of years spanning ten (10) years or more; or (3) required minimum distributions.

Also, if you receive a distribution on account of a plan termination you may make a rollover contribution to an IRA.

In addition to rollover contributions, you may also have the assets of one IRA directly transferred (without any distribution to you) to another IRA. Direct IRA to IRA transfers are not subject to the one-year waiting period applicable to IRA rollover contributions.

Special tax rules apply to rollover contributions to a Roth IRA.

Withdrawals

If you withdraw an amount from an IRA during a tax year and you have made both deductible and nondeductible IRA contributions, the part of the withdrawal that is from nondeductible contributions (not including interest) is excludable from income. The amount excludable from income for the tax year is the portion of the amount withdrawn that has the same ratio to the amount withdrawn as your total nondeductible IRA contributions (of all your IRAs) have to the total balance of all your IRAs, including rollover IRAs. The remaining portion of the amount withdrawn for the tax year is includable in income. For purposes of this calculation, all your IRAs are treated as one contract and all withdrawals you make during a tax year are treated as one distribution and the value of the contract (after adding back distributions made during the year), income on the contract and investment in the contract are computed at the end of the year.

Special tax rules apply to distributions from Roth IRAs.

Premature Distributions

Premature distributions are amounts you withdraw from your IRA before you are age 59 1/2 Premature distributions which do not qualify for rollover treatment are subject to a penalty tax equal to 10% of the amount of the distribution includable in gross income in the tax year, unless you are totally disabled or receive the distributions in substantially equal payments (at least annually) for your life or life expectancy or the joint lives or life expectancies of you and your beneficiary or unless the distributions are made to your beneficiary on account of your death. In addition, beginning January 1, 1997, withdrawals from IRAs for payment of certain medical expenses and withdrawals by certain unemployed persons for payment of health insurance premiums are not subject to the 10% penalty tax. Furthermore, for calendar years beginning January 1, 1998, withdrawals from IRAs for payment of certain qualified higher education expenses and withdrawals for certain first time homebuyer expenses are not subject to the penalty tax.

The penalty tax is also applicable to income taxable distributions deemed to have been made upon disqualification of your IRA as a result of a prohibited transaction (including, in general, the sale or assignment of your interest in your IRA to anyone), or as a result of borrowing on your IRA, or using your IRA as security for a loan.

Special tax rules apply to distributions from Roth IRAs.

Inadequate or Under distribution - 50% Tax

Your IRA is intended to provide retirement benefits over your lifetime. Thus, Federal law requires that you either (1) receive a lump sum distribution from your IRA not later than April 1st of the year after the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life or life expectancy (or over the life or life expectancies of you and your beneficiary). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

Death Benefits

If you should die before receiving any benefits from your IRA, your beneficiary must either elect (1) to receive the balance of your account in a lump sum within five (5) years of your death, or (2) have the balance applied to purchase an immediate annuity payable over the life or life expectancy of the beneficiary. Such annuity must commence within one year of your death. If your spouse is your beneficiary, however, distributions are not required to be distributed until the date you would have attained age 70 1/2, and if your spouse dies before any distribution to him or her commences, your spouse is treated as the owner of your IRA for purposes of any required distributions.

If you should die after benefits have commenced to you, the remaining portion of your account must be distributed to your beneficiary as rapidly as under the method of distribution in effect on the date of your death.

Prohibited Transactions

If you engage in certain prohibited transactions with your IRA, the IRA will lose its exemption from taxation. Depending on the type of prohibited transaction, you must include in income all or a portion of the fair market value of the IRA account. Examples of prohibited transactions are: (1) any borrowing from the account; (2) use of the account as security for a loan; (3) receipt by you or certain family members of unreasonable compensation for managing the IRA.

Prototype Status

The Internal Revenue Service currently has not been asked to review the format of your Massachusetts Mutual Life Insurance Company ("MassMutual") Prototype IRA or issue a determination letter regarding the qualification of the prototype IRA. However, an opinion letter is a determination only as to the form of the IRA, and does not represent a determination as to its merits.

Reporting to the IRS

If you make a designated nondeductible contribution to an IRA for a taxable year or receive a distribution from an IRA during a taxable year, you are required to provide such information as the IRS may prescribe on your tax return for the taxable year, and, to the extent required, for succeeding taxable years. The information that may be required includes, but is not limited to: (1) the amount of designated nondeductible contributions for the taxable year; (2) the total amount of designated nondeductible contributions for all preceding taxable years that have not previously been withdrawn; (3) the total balance of all your IRAs as of the close of the calendar year with or within which the taxable year ends; and (4) the amount of distributions from your IRAs during the taxable year. If the required information is not shown on your return, all traditional IRA contributions are presumed to have been deductible. Therefore, they will be taxable upon withdrawal from the IRA, unless it can be shown, with satisfactory evidence, that the contributions were nondeductible when they were made.

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions, or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your income tax return (Form 1040) for the tax year in which the penalty applies.

Financial Disclosure

The charges which may be made against a contribution to your IRA include the Custodian's fees (set forth in the Adoption Agreement), and the mortality and expense risk fee, and other fees for the Separate Account contained in the Fee Table of the Account Prospectus. The charges which may be made against a withdrawal are also described in the Prospectus, and you should read the Panorama Account Prospectus carefully and retain it for your future reference.

Additional Information

For further information about the Contract, you may obtain a Statement of Additional Information prepared by the Company.

The Table of Contents of this Statement is as follows:
1.  Company
2.  Independent Accountants
3.  Assignment of Contract
4.  Distributors
5.  Performance Measures
6.  Yield and Effective Yield
7.  Annuity Provisions
8.  Financial Statements

This Prospectus sets forth the information about C.M. Multi-Account A that a prospective investor ought to know before investing. Certain additional information about the Separate Account is contained in a Statement of Additional Information dated May 1, 1998 which has been filed with the SEC and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. To obtain a copy, return this request form to the address shown below or telephone 1-800-234-5606.

--------------------------------------------------------------------------------

To:    C.M. Life Insurance Company
       Annuity Products, H563
       P.O. Box 9067
       Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for Panorama Premier

Name
        -----------------------------------------------------------------

Address
        -----------------------------------------------------------------


        -----------------------------------------------------------------

City                                   State                    Zip
        -----------------------------        ------------------     -----

Telephone
          ---------------------------------------------------------------

                                    PART B

                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION
                INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACTS
                        WITH FLEXIBLE PURCHASE PAYMENTS

                                   issued by

                  C.M. PANORAMA PREMIER SEPARATE ACCOUNT AND

                          C.M. LIFE INSURANCE COMPANY

                                  MAY 1, 1998



This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 1998, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.


For a copy of the prospectus call 1-800-569-6576 or write to: C.M. Life Insurance Company, Panorama Premier, Annuity Service Center, H563, P.O. Box 9067, Springfield, MA 01102-9067.


                               TABLE OF CONTENTS

Company ....................................................................   2

Independent Accountants ....................................................   2

Assignment of Contract .....................................................   2

Distributors ...............................................................   3

Performance Measures .......................................................   4

Yield and Effective Yield ..................................................   5

Annuity Provisions .........................................................   6

Financial Statements ................................................final pages

                                    COMPANY

C.M. Life Insurance Company (the "Company"), 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York.

Prior to February 29, 1996, the Company was a wholly-owned subsidiary of Connecticut Mutual Life Insurance Company ("CML"). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company is now a wholly-owned subsidiary of MassMutual. The merger did not affect any provision of, or rights or obligations under, the Contracts issued by the Company.

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had estimated unconsolidated statutory assets in excess of $57 billion, and estimated total assets under management in excess of $152 billion as of December 31, 1997.

                            INDEPENDENT ACCOUNTANTS

The audited financial statements of the Panorama Premier segment of C.M. Multi-Account A included in this Statement of Additional Information have been so included in reliance on the report of Coopers & Lybrand L.L.P., Springfield, Massachusetts, independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statements of statutory financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996 and the related statutory statements of income, changes in capital stock and surplus and cash flows for each of the years in the two year period ended December 31, 1997 included in this Statement of Additional Information have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The statutory statements of income, changes in capital stock and surplus and cash flows of C.M. Life Insurance Company for the year ended December 31, 1995 included in this registration statement have been audited by Arthur Andersen LLP, Hartford, Connecticut, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                            ASSIGNMENT OF CONTRACT

C.M. Life will not be charged with notice of any assignment of a Contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or C.M. Life receives at its Home Office a true copy thereof. C.M. Life assumes no responsibility for the validity of any assignment.

While the Contracts are generally assignable, all non-tax qualified Contracts must carry a non-transferability endorsement which precludes their assignment. For qualified Contracts, the following exceptions and provisions should be noted:
      (1) No person entitled to receive annuity payments under a Contract or part or all of the Contract's value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Contract Owner given during the Annuitant's lifetime and received in good order by C.M. Life at its Home Office. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant's or any other person's debts, contracts or engagements, nor to any levy or attachment for payment thereof;
      (2) If an assignment of a Contract is in effect on the maturity date, C.M. Life reserves the right to pay to the assignee in one sum the amount of the Contract's maturity value to which he is entitled, and to pay any balance of such value in one sum to the Contract Owner, regardless of any payment options which the Contract Owner may have elected. Moreover, if an assignment of a Contract is in effect at the death of the Annuitant prior to the maturity date, C.M. Life will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the Contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;
      (3) Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and
       (4) Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than C.M. Life, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

                                 DISTRIBUTORS

MML Distributors, LLC ("MML Distributors"), is the principal underwriter of the Contracts. MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the Contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly owned subsidiaries of Massachusetts Mutual Life Insurance Company and affiliates of C.M. Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the Separate Account. Compensation paid to MMLISI in 1997 was $98,000. No compensation was paid to MML Distributors in 1997. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1997 and 1996, commission payments amounted to $3,070,825 and $1,780,825 respectively.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. ("selling brokers"). Contracts are sold through agents who are licensed by state insurance officials to sell the Contracts. These agents are also registered representatives of selling brokers or of MMLISI.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington, and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio, and West Virginia.

The offering is on a continuous basis.

                             PERFORMANCE MEASURES

C.M. Life may show the performance for the Sub-Accounts of the Separate Account in the following ways:

                   Standardized Average Annual Total Return
                   ----------------------------------------

C.M. Life will show the "Standardized Average Annual Total Return," formulated as prescribed by the rules of the SEC, for each Sub-Account. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the contingent deferred sales charge, the Annual Contract Maintenance charge and all other Fund, Separate Account and Contract level charges except premium taxes, if any. The Annual Contract Maintenance charge is apportioned among the Sub-Accounts based upon the percentages of in force Contracts investing in each of the Sub-Accounts. The Company may choose to show Standardized Average Annual Total Returns based on the inception of the underlying Fund.

For Sub-Accounts of the Separate Account which have been in existence for less than one year. C.M. Life will show the aggregate total return as permitted by the SEC. The aggregate total return assumes a single one thousand dollar payment made at the beginning of the period and full redemption at the end of the period. It reflects the change in unit value and a reduction of the contingent deferred sales charge.

The following tables show the Standardized Average Annual Total Return for the Sub-Accounts for the period ended December 31, 1997.

                                                    1 Year   Since Inception*
                                                    ------
Growth Sub-Account                                  17.28%         18.90%
Total Return Sub-Account                            9.19%          9.32%
Oppenheimer Bond Sub-Account                        0.78%          2.59%
Oppenheimer Money Sub-Account                      -2.79%          0.72%
International Equity Sub-Account                   -0.30%          6.16%
LifeSpan Capital Appreciation Sub-Account           3.58%         11.22%
LifeSpan Balanced Sub-Account                       3.01%          8.30%
LifeSpan Diversified Income Sub-Account             3.62%          4.94%

* Inception of the Contract was January 23, 1996

                        Additional Performance Measures
                        -------------------------------

The performance figures discussed below, are calculated on the basis of the historical performance of the Funds, and may assume the Contracts were in existence prior to January 23, 1996 (which they were not). Beginning January 23, 1996 (inception date), actual Accumulation Unit values are used for the calculations.

The difference between the first set, ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NON-STANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set includes the deduction of the Annual Contract Maintenance Charge, whereas the first set does not. Additional details follow.

                 Accumulation Unit Values: Annualized Returns.
                 ---------------------------------------------

C.M. Life will show the ANNUALIZED RETURN, or average annual change in Accumulation Unit values, for one or more periods. For one year, the Annualized Return is the effective annual rate of return. For periods greater than one year, the Annualized Return is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account and Fund expenses (See Table of Fees and Expenses in the Prospectus), the Annualized Returns also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Charge and the contingent deferred sales charge or premium taxes (if any), which if included would reduce the percentages reported by C.M. Life.

                   Annualized Accumulation Unit Value Return
                   -----------------------------------------
                          For Periods Ending 12/31/97
                          ---------------------------


Portfolio (Inception)                                      1 Year      3 Years      5 Years      10 Years       Since Inception
---------------------                                      ------      -------      -------      --------       ---------------
Growth (1/21/82)........................................... 24.61%     25.68%       18.48%        17.01%            16.69%
Total Return (9/30/82)..................................... 17.15%     15.95%       11.68%        12.22%            12.26%
Oppenheimer Bond (4/3/85)..................................  7.74%      8.70%        6.72%         7.89%             8.22%
Oppenheimer Money (4/3/85)*................................  3.86%      3.97%        3.24%         4.31%             4.45%
International Equity (5/13/92).............................  6.60%      9.07%        9.22%           N/A             7.14%
LifeSpan Capital Appreciation (9/1/95)..................... 10.97%        N/A          N/A           N/A            14.45%
LifeSpan Balanced (9/1/95)................................. 10.64%        N/A          N/A           N/A            12.12%
LifeSpan Diversified Income (9/1/95)....................... 10.95%        N/A          N/A           N/A             9.30%

* Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Sub-Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Sub-Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the Annual Contract Maintenance Charge. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the annual Administrative Charge is deducted.

The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

Performance information for the Sub-Accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

                           YIELD AND EFFECTIVE YIELD

C.M. Life may show yield and effective yield figures for the Money Market Sub-Account. "Yield" refers to the income generated by an investment in the Money Market Sub-Account over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be re-invested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

These figures reflect a deduction for all Fund, Separate Account and Contract level charges assuming the Contract remains inforce. The figures do not reflect the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.

The 7-Day Yield and Effective Yield for the Money Market Sub-Account for the period ended December 31, 1997 are as follows:

    Before Annual Maintenance Charge     After Annual Maintenance Charge
                                         (Annual Maintenance Charge is 0.086%)

    7-Day Yield................ 3.09%    7-Yield..................... 3.00%
    7-Day Effective Yield...... 3.13%    7-Day Effective Yield....... 3.05%

The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

                              ANNUITY PROVISIONS

A Variable Annuity is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable Sub-Accounts of the Separate Account. Annuity Payments also depend upon the Age of the Annuitant and any Joint Annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the Annuity Option chosen. The dollar amount of annuity payments after the first is determined as follows;

      1. The dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each Annuity Payment. The number of Annuity Units remains fixed during the Annuity Period.

      2. For each Sub-Account, the fixed number of Annuity Units is multiplied by the Annuity Unit value on each subsequent Annuity Payment date.

      3. The total dollar amount of each Variable Annuity Payment is the sum of all Sub-Account Variable Annuity Payments.

(See "Annuity Provisions" in the Prospectus.)

                   PANORAMA PREMIER HYPOTHETICAL PROJECTIONS

                                    GROWTH
                                    ------
                $50,000 purchase payment made December 31, 1987

                Values prior to current              Non-Standardized
                year's purchase payment         ----------------------------
                -----------------------           One               Average
                                                  Year              Annual
                Cumulative      Accumulated      Total               Total
     Date       Payments           Value         Return             Return
     -----------------------------------------------------------------------
     12/31/88   $50,000            $56,405       12.81%             12.81%
     12/31/89   $50,000            $75,509       33.87%             22.89%
     12/31/90   $50,000            $68,544       -9.22%             11.09%
     12/31/91   $50,000            $92,928       35.58%             16.76%
     12/31/92   $50,000           $102,862       10.69%             15.52%
     12/31/93   $50,000           $123,045       19.62%             16.19%
     12/31/94   $50,000           $120,959       -1.70%             13.45%
     12/31/95   $50,000           $164,107       35.67%             16.02%
     12/31/96   $50,000           $192,703       17.42%             16.17%
     12/31/97   $50,000           $240,130       24.61%             16.99%

                                 TOTAL RETURN
                                 ------------
                $50,000 purchase payment made December 31, 1987

                Values prior to current              Non-Standardized
                year's purchase payment         ----------------------------
                -----------------------           One               Average
                                                  Year              Annual
                Cumulative      Accumulated      Total               Total
     Date       Payments           Value         Return             Return
     -----------------------------------------------------------------------
     12/31/88   $50,000            $55,013       10.03%             10.03%
     12/31/89   $50,000            $66,689       21.22%             15.49%
     12/31/90   $50,000            $66,057       -0.95%              9.73%
     12/31/91   $50,000            $83,864       26.96%             13.80%
     12/31/92   $50,000            $90,953       8.45%              12.71%
     12/31/93   $50,000           $104,289       14.66%             13.03%
     12/31/94   $50,000           $101,354       -2.81%             10.62%
     12/31/95   $50,000           $124,478       22.82%             12.08%
     12/31/96   $50,000           $134,866        8.35%             11.66%
     12/31/97   $50,000           $158,002       17.15%             12.19%

                   PANORAMA PREMIER HYPOTHETICAL PROJECTIONS

                          OPPENHEIMER BOND
                          ----------------
                          $50,000 purchase payment made December 31, 1987


         Values prior to current            Non-Standardized
         year's purchase payment          -------------------
         -----------------------          One         Average
                                          Year        Annual
          Cumulative        Accumulated   Total       Total
    Date    Payments          Value       Return      Return
-------------------------------------------------------------
12/31/88      $50,000        $53,592        7.18%       7.18%
12/31/89      $50,000        $59,736       11.46%       9.30%
12/31/90      $50,000        $63,403        6.14%       8.24%
12/31/91      $50,000        $73,391       15.75%      10.07%
12/31/92      $50,000        $76,975        4.88%       9.01%
12/31/93      $50,000        $85,774       11.43%       9.41%
12/31/94      $50,000        $82,916       -3.33%       7.49%
12/31/95      $50,000        $95,634       15.34%       8.44%
12/31/96      $50,000        $98,786        3.30%       7.86%
12/31/97      $50,000        $106,427       7.74%       7.85%


                       OPPENHEIMER MONEY
                       -----------------
                       $50,000 purchase payment made December 31, 1987



           Values prior to current         Non-Standardized
           year's purchase payment       ----------------------
           -----------------------        One          Average
                                          Year         Annual
           Cumulative   Accumulated      Total         Total
    Date    Payments       Value         Return        Return
---------------------------------------------------------------
12/31/88      $50,000        $52,705        5.41%         5.41%
12/31/89      $50,000        $56,800        7.77%         6.58%
12/31/90      $50,000        $60,487        6.49%         6.55%
12/31/91      $50,000        $63,302        4.65%         6.07%
12/31/92      $50,000        $64,836        2.42%         5.33%
12/31/93      $50,000        $65,948        1.71%         4.72%
12/31/94      $50,000        $67,604        2.51%         4.40%
12/31/95      $50,000        $70,406        4.15%         4.37%
12/31/96      $50,000        $73,087        3.81%         4.31%
12/31/97      $50,000        $75,880        3.82%         4.26%

PANORAMA PREMIER HYPOTHETICAL PROJECTIONS

                             INTERNATIONAL EQUITY
                             --------------------
                             $50,000 purchase payment made December 31, 1992

           Values prior to current           Non-Standardized
           year's purchase payment        ----------------------
           -----------------------         One           Average
                                           Year          Annual
            Cumulative   Accumulated       Total         Total
    Date    Payments        Value         Return        Return
----------------------------------------------------------------
12/31/93      $50,000        $60,075        20.15%        20.15%
12/31/94      $50,000        $59,836        -0.40%         9.39%
12/31/95      $50,000        $65,224         9.00%         9.26%
12/31/96      $50,000        $72,760        11.55%         9.83%
12/31/97      $50,000        $77,534         6.56%         9.17%

LIFESPAN CAPITAL APPRECIATION
-----------------------------
$50,000purchase payment made December 31, 1995

           Values prior to current           Non-Standardized
           year's purchase payment        ----------------------
           -----------------------         One           Average
                                           Year          Annual
           Cumulative    Accumulated       Total         Total
    Date    Payments        Value         Return        Return
----------------------------------------------------------------
12/31/96      $50,000        $57,904        15.81%        15.81%
12/31/97      $50,000        $64,224        10.92%        13.34%


                       LIFESPAN BALANCED
                       -----------------
                       $50,000 purchase payment made December 31, 1995

            Values prior to current          Non-Standardized
            year's purchase payment       ----------------------
            -----------------------        One           Average
                                           Year          Annual
            Cumulative   Accumulated       Total         Total
    Date    Payments        Value         Return        Return
----------------------------------------------------------------
12/31/96      $50,000        $55,809        11.62%        11.62%
12/31/97      $50,000        $61,719        10.59%        11.10%



                   LIFESPAN DIVERSIFIED INCOME
                   ---------------------------
                   $50,000 purchase payment made December 31, 1995

            Values prior to current          Non-Standardized
            year's purchase payment       ----------------------
            -----------------------       One            Average
                                          Year           Annual
            Cumulative    Accumulated     Total          Total
    Date    Payments        Value         Return        Return
----------------------------------------------------------------
12/31/96      $50,000        $52,587         5.17%         5.17%
12/31/97      $50,000        $58,316        10.89%         8.00%

Report Of Independent Accountants

To the Contract Owners of the Panorama Premier Segment of C.M. Multi-Account A and The Board of Directors of C.M. Life Insurance Company

We have audited the statements of assets and liabilities of the Panorama Total Return Sub-Account, Panorama Growth Sub-Account, Panorama International Equity Sub-Account, Panorama LifeSpan Diversified Income Sub-Account, Panorama LifeSpan Balanced Sub-Account, Panorama LifeSpan Capital Appreciation Sub-Account, Oppenheimer Money Sub-Account and Oppenheimer Bond Sub-Account (the "Sub-Accounts") of the Panorama Premier segment of C.M. Multi-Account A as of December 31, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets for the period indicated thereon. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with Panorama Series Fund, Inc. and Oppenheimer Variable Account Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Panorama Total Return Sub-Account, Panorama Growth Sub-Account, Panorama International Equity Sub-Account, Panorama LifeSpan Diversified Income Sub-Account, Panorama LifeSpan Balanced Sub-Account, Panorama LifeSpan Capital Appreciation Sub-Account, Oppenheimer Money Sub-Account and Oppenheimer Bond Sub-Account of the Panorama Premier segment of C.M. Multi-Account A as of December 31, 1997, the results of their operations for the year then ended, and changes in their net assets for the period indicated thereon, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Springfield, Massachusetts
March 11, 1998

C.M. Multi-Account A - Panorama Premier

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at Market (Notes 3A and 3B):
 Panorama Total Return Sub-Account
  24,177,144 shares (Cost $45,268,012)                                            $     48,354,289
 Panorama Growth Sub-Account
  16,573,274 shares (Cost $51,412,400)                                                  57,177,795
 Panorama International Equity Sub-Account
  9,843,142 shares (Cost $12,973,582)                                                   13,386,672
 Panorama LifeSpan Diversified Income Sub-Account
  7,409,215 shares (Cost $8,426,404)                                                     8,742,874
 Panorama LifeSpan Balanced Sub-Account
  18,235,378 shares (Cost $21,556,529)                                                  23,341,284
 Panorama LifeSpan Capital Appreciation Sub-Account
  19,103,807 shares (Cost $23,792,936)                                                  25,790,140
                                                                                  ----------------
                                                                                       176,793,054
                                                                                  ----------------
 Oppenheimer Money Market Sub-Account
  13,619,988 shares (Cost $13,619,988)                                                  13,619,988
 Oppenheimer Income Sub-Account
  540,280 shares (Cost $6,230,753)                                                       6,434,730
                                                                                  ----------------
                                                                                        20,054,718
                                                                                  ----------------
  Total investments                                                                    196,847,772
                                                                                  ----------------
Dividends receivable                                                                        29,022
                                                                                  ----------------
 Total assets                                                                          196,876,794
                                                                                  ----------------
Due to C.M. Life Insurance Company                                                          16,811
                                                                                  ----------------
NET ASSETS                                                                        $    196,859,983
                                                                                  ================



Net assets consisted of:                                  Units       Unit Value        Net assets
                                                          -----       ----------        ----------
Panorama Total Return Sub-Account                         3,810,237     12.689528    $     48,350,108
Panorama Growth Sub-Account                               3,900,882     14.655753          57,170,358
Panama International Equity Sub-Account                   1,128,689     11.858034          13,384,037
Panorama LifeSpan Diversified Income Sub-Account            750,520     11.648276           8,742,262
Panorama LifeSpan Balanced Sub-Account                    1,882,142     12.401154          23,340,728
Panorama LifeSpan Capital Appreciation Sub-Account        1,988,330     12.970161          25,788,957
Oppenheimer Money Market Sub-Account                      1,270,662     10.741883          13,649,307
Oppenheimer Income Sub-Account                              577,928     11.133260           6,434,226
                                                                                     ----------------
                                                                                     $    196,859,983
                                                                                     ================

                      See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997

                                                                                                Panorama
                                               Panorama                        Panorama         LifeSpan
                                                 Total         Panorama      International     Diversified
                                                Return           Growth         Equity           Income
                                              Sub-Account     Sub-Account     Sub-Account      Sub-Account
                                              -----------     -----------     -----------      -----------
Investment income
Dividends (Note 3B)                           $2,236,976      $1,672,345      $  113,344      $  132,335

Expenses
Mortality and expense risk fees (Note 4)         392,002         440,395          97,069          57,079
                                              ----------      ----------      ----------      ----------

Net investment income (Note 3C)                1,844,974       1,231,950          16,275          75,256
                                              ----------      ----------      ----------      ----------

Net realized and unrealized
gain on investments
Net realized gain on investments
 (Notes 3B, 3C and 6)                            125,668         350,940          97,075         141,119
Change in net unrealized
 appreciation of investments                   2,289,961       4,650,165         270,130         211,187
                                              ----------      ----------      ----------      ----------

Net gain on investments                        2,415,629       5,001,105         367,205         352,306
                                              ----------      ----------      ----------      ----------

Net increase in net assets
 resulting from operations                    $4,260,603      $6,233,055      $  383,480      $  427,562
                                              ==========      ==========      ==========      ==========

                                                               Panorama
                                                Panorama       LifeSpan
                                                LifeSpan        Capital       Oppenheimer     Oppenheimer
                                                Balanced      Appreciation       Money           Bond
                                               Sub-Account     Sub-Account    Sub-Account     Sub-Account
                                               -----------     -----------    -----------     -----------
Investment income
Dividends (Note 3B)                            $  435,398      $  436,765      $  528,711      $  256,051

Expenses
Mortality and expense risk fees (Note 4)          230,634         237,708         143,090          47,284
                                               ----------      ----------      ----------      ----------

Net investment income (Note 3C)                   204,764         199,057         385,621         208,767
                                               ----------      ----------      ----------      ----------

Net realized and unrealized
gain on investments
Net realized gain on investments
 (Notes 3B, 3C and 6)                             116,847          83,111               -          14,428
Change in net unrealized
 appreciation of investments                    1,367,082       1,627,933               -         184,181
                                               ----------      ----------      ----------      ----------

Net gain on investments                         1,483,929       1,711,044               -         198,609
                                               ----------      ----------      ----------      ----------

Net increase in net assets
 resulting from operations                     $1,688,693      $1,910,101      $  385,621      $  407,376
                                               ==========      ==========      ==========      ==========

                      See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1997


                                                                                           Panorama
                                           Panorama                         Panorama       LifeSpan
                                             Total          Panorama     International    Diversified
                                             Return          Growth         Equity          Income
                                          Sub-Account      Sub-Account    Sub-Account     Sub-Account
                                          ------------    ------------   ------------    ------------
Increase in net assets
Operations:
Net investment income                     $  1,844,974    $  1,231,950   $     16,275    $     75,256
Net realized gain on investments               125,668         350,940         97,075         141,119
Change in net unrealized
 appreciation of investments                 2,289,961       4,650,165        270,130         211,187
                                          ------------    ------------   ------------    ------------
Net increase in net assets
 resulting from operations                   4,260,603       6,233,055        383,480         427,562
                                          ------------    ------------   ------------    ------------

Capital transactions:
Net contract payments                       10,966,415      14,781,455      3,579,300       2,860,309
Withdrawal of funds                           (827,884)       (878,869)      (205,373)        (79,222)
Transfer due to death benefits                (328,830)       (189,084)        (7,481)              -
Transfers between Sub-Accounts
 and the Fixed Account                      18,932,159      22,423,795      6,068,143       2,906,587
                                          ------------    ------------   ------------    ------------
Net increase in net assets resulting
 from capital transactions                  28,741,860      36,137,297      9,434,589       5,687,674
                                          ------------    ------------   ------------    ------------
Total increase                              33,002,463      42,370,352      9,818,069       6,115,236

NET ASSETS, at beginning of the year        15,347,645      14,800,006      3,565,968       2,627,026
                                          ------------    ------------   ------------    ------------

NET ASSETS, at end of the year              48,350,108      57,170,358     13,384,037       8,742,262
                                          ============    ============   ============    ============


                                                          Panorama
                                           Panorama       LifeSpan
                                           LifeSpan        Capital      Oppenheimer    Oppenheimer
                                           Balanced      Appreciation      Money          Bond
                                          Sub-Account    Sub-Account     Sub-Account   Sub-Account
                                          ------------   ------------   ------------   ------------
Increase in net assets
Operations:
Net investment income                     $    204,764   $    199,057   $    385,621   $    208,767
Net realized gain on investments               116,847         83,111              -         14,428
Change in net unrealized
 appreciation of investments                 1,367,082      1,627,933              -        184,181
                                          ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from operations                   1,688,693      1,910,101        385,621        407,376
                                          ------------   ------------   ------------   ------------

Capital transactions:
Net contract payments                        5,876,887      6,942,332     64,204,637      2,384,346
Withdrawal of funds                           (972,925)      (332,973)      (191,954)      (171,016)
Transfer due to death benefits                 (23,806)       (38,628)       (61,386)             -
Transfers between Sub-Accounts
 and the Fixed Account                       5,674,230      6,671,402    (56,137,816)     1,279,253
                                          ------------   ------------   ------------   ------------
Net increase in net assets resulting
 from capital transactions                  10,554,386     13,242,133      7,813,481      3,492,583
                                          ------------   ------------   ------------   ------------
Total increase                              12,243,079     15,152,234      8,199,102      3,899,959

NET ASSETS, at beginning of the year        11,097,649     10,636,723      5,450,205      2,534,267
                                          ------------   ------------   ------------   ------------

NET ASSETS, at end of the year              23,340,728     25,788,957     13,649,307      6,434,226
                                          ============   ============   ============   ============

                      See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier

STATEMENT OF CHANGES IN NET ASSETS
For The Period January 23, 1996 (Commencement of Operations) through December 31, 1996

                                                                                                   Panorama
                                                     Panorama                         Panorama     LifeSpan        Panorama
                                                       Total         Panorama      International  Diversified      LifeSpan
                                                      Return          Growth          Equity        Income         Balanced
                                                    Sub-Account     Sub-Account     Sub-Account   Sub-Account     Sub-Account
                                                   ------------    ------------    ------------   ------------    ------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)                      $    (38,101)   $    (32,150)   $     (8,125)  $      1,185    $    (25,686)
 Net realized gain (loss)
  on investments                                        131,669          91,938          (6,326)        39,028           2,632
 Change in net unrealized
  appreciation of investments                           796,316       1,115,230         142,961        105,283         417,673
                                                   ------------    ------------    ------------   ------------    ------------
Net increase in net assets
 resulting from operations                              889,884       1,175,018         128,510        145,496         394,619
                                                   ------------    ------------    ------------   ------------    ------------
Capital transactions:
 Net contract payments                                7,378,546       5,994,148       1,344,434        847,453       5,074,416
 Withdrawal of funds                                   (191,537)       (122,188)         (3,556)       (20,064)       (235,004)
 Transfers between Sub-Accounts
  and the Fixed Account                               7,270,752       7,753,028       2,096,580      1,654,141       5,863,618
                                                   ------------    ------------    ------------   ------------    ------------
Net increase in net assets resulting
 from capital transactions                           14,457,761      13,624,988       3,437,458      2,481,530      10,703,030
                                                   ------------    ------------    ------------   ------------    ------------
Total increase                                       15,347,645      14,800,006       3,565,968      2,627,026      11,097,649

NET ASSETS, at beginning of the year                          -               -               -              -               -
                                                   ------------    ------------    ------------   ------------    ------------

NET ASSETS, at end of the year                     $ 15,347,645    $ 14,800,006    $  3,565,968   $  2,627,026    $ 11,097,649
                                                   ============    ============    ============   ============    ============


                                                     Panorama
                                                     LifeSpan
                                                      Capital          Oppenheimer        Oppenheimer
                                                   Appreciation           Money              Bond
                                                    Sub-Account        Sub-Account        Sub-Account
                                                   ------------       ------------       ------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)                      $    (23,179)      $     97,292       $     53,501
 Net realized gain (loss)
  on investments                                         61,983                  -              3,730
 Change in net unrealized
  appreciation of investments                           369,270                  -             19,796
                                                   ------------       ------------       ------------
Net increase in net assets
 resulting from operations                              408,074             97,292             77,027
                                                   ------------       ------------       ------------
Capital transactions:
 Net contract payments                                4,861,420         38,360,004          1,253,589
 Withdrawal of funds                                   (211,687)          (106,081)           (15,177)
 Transfers between Sub-Accounts
  and the Fixed Account                               5,578,916        (32,901,010)         1,218,828
                                                   ------------       ------------       ------------
Net increase in net assets resulting
 from capital transactions                           10,228,649          5,352,913          2,457,240
                                                   ------------       ------------       ------------
Total increase                                       10,636,723          5,450,205          2,534,267

NET ASSETS, at beginning of the year                          -                  -                  -
                                                   ------------       ------------       ------------

NET ASSETS, at end of the year                     $ 10,636,723       $  5,450,205       $  2,534,267
                                                   ============       ============       ============

                      See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier

Notes To Financial Statements

1.  HISTORY

    C.M. Multi-Account A (the "Separate Account") was established as a separate investment account of C.M. Life Insurance Company ("C.M. Life"). C.M. Life was formerly a wholly-owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (CML). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). Upon the merger, CML's existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly-owned subsidiary of MassMutual. The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 ("the 1940 Act") and the rules promulgated thereunder.

    C.M. Life maintains two segments within the Separate Account. The segments are Panorama Premier and OFFITBANK. These notes and the financial statements presented herein describe and consist only of the Panorama Premier segment (the "Segment").

2.  INVESTMENT OF THE SEGMENT'S ASSETS

    The Segment maintains eight Sub-Accounts. Each Sub-Account invests in shares of certain investment portfolios of two investment companies: Panorama Series Fund, Inc. ("Panorama Fund") (prior to May 1, 1996 named Connecticut Mutual Financial Services Series Fund I, Inc.), and the Oppenheimer Variable Account Funds ("Oppenheimer Trust"). Panorama Trust is a registered, open-end, diversified management investment company with six of its portfolios currently available to Panorama Premier contract owners: Total Return, Growth, International Equity, LifeSpan Diversified Income, LifeSpan Balanced and LifeSpan Capital Appreciation. Oppenheimer Trust is a registered, open-end, diversified management investment company with two of its Funds currently available to Panorama Premier contract owners:
    Oppenheimer Money and Oppenheimer Bond. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund and Oppenheimer Trust.

    In addition to the eight Sub-Accounts of the Segment, a contract owner may also allocate funds to the Fixed Account, which is part of C.M. Life's General Account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933, as amended, nor has the Fixed Account been registered under the Investment Company Act of 1940.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by the Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  Investment Valuation

    Investments in Panorama Fund and Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying portfolios.

    B.  Accounting for Investments

    Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

    C.  Federal Income Taxes

    Operations of the Segment form a part of the total operations of C.M. Life, and the Segment is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Segment's investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Segment.

    D.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    There are no deductions for sales charges made from purchase payments. However, if a withdrawal is made, a contingent deferred sales charge may be assessed by C.M. Life. Any premium taxes relating to the Contracts may be deducted from the purchase payments or contract value when annuity payments or withdrawals are made. Premium taxes generally range from 0% to 3.5%.

    There is also an annual contract maintenance fee (currently $30 per Contract), imposed each year for Contract maintenance and related administrative expenses.

    For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account's assets. C.M. Life also deducts an administrative charge equal, on an annual basis, to .15% of the average daily net assets of the Separate Account. These charges cover expenses in connection with the administration of the Separate Account and the contracts.

5.  DISTRIBUTION AGREEMENTS

    MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A (prior to May 1, 1996, MML Distributors was known as Connecticut Mutual Financial Services, LLC). MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

    Effective March 1, 1996, MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and C.M. Multi-Account A. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

    Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6.  PURCHASES AND SALES OF INVESTMENTS

                                                                    Panorama                  Panorama
                           Panorama                   Panorama      LifeSpan     Panorama     LifeSpan
                            Total       Panorama    International  Diversified   LifeSpan      Capital     Oppenheimer   Oppenheimer
    For The Year Ended      Return       Growth        Equity        Income      Balanced    Appreciation     Money         Bond
    December 31, 1997     Sub-Account  Sub-Account   Sub-Account   Sub-Account  Sub-Account   Sub-Account  Sub-Account   Sub-Account
    -----------------     -----------  -----------  ------------  -----------  ------------  ------------  ------------  -----------
    Cost of purchases     $ 33,189,903 $ 39,897,541 $ 10,903,588  $ 8,168,615  $ 12,786,743  $ 12,768,204  $ 18,485,772  $ 4,597,341
    Proceeds from sales   $  2,468,662 $  2,432,544 $  1,458,743  $ 2,366,296  $  2,024,367  $  1,264,426  $ 10,315,989  $   978,990

7.  NET INCREASE IN ACCUMULATION UNITS


                                                                       Panorama                 Panorama
                                Panorama                  Panorama     LifeSpan    Panorama     LifeSpan
                                 Total       Panorama   International Diversified  LifeSpan     Capital     Oppenheimer  Oppenheimer
     For The Year Ended          Return       Growth       Equity       Income     Balanced    Appreciation     Money        Bond
     December 31, 1997         Sub-Account  Sub-Account  Sub-Account  Sub-Account Sub-Account  Sub-Account  Sub-Account  Sub-Account
     -----------------         -----------  -----------  -----------  ----------- -----------  ------------ ----------- ------------
     Units purchased             1,063,300    1,366,404      341,080      265,750     522,891       600,696   6,328,326     218,259
     Units withdrawn              (101,623)     (69,651)     (15,761)     (15,814)    (82,919)      (35,654)    (23,668)     (7,069)
     Units transferred
        between divisions        1,431,604    1,345,748      482,792      250,356     452,033       513,250  (5,560,966)    121,500
                               -----------  -----------  -----------  ----------- -----------  ------------ ----------- ------------
     Net increase                2,393,281    2,642,501      808,111      500,292     892,005     1,078,292     743,692     332,690

     Units, at beginning of
        the year                 1,416,956    1,258,381      320,578      250,228     990,137       910,038     526,970     245,238
                               -----------  -----------  -----------  ----------- -----------  ------------ ----------- ------------
     Units, at end of the year   3,810,237    3,900,882    1,128,689      750,520   1,882,142     1,988,330   1,270,662     577,928
                               ===========  ===========  ===========  =========== ===========  ============ =========== ============


                           C.M. LIFE INSURANCE COMPANY

                                     -----

                         STATUTORY FINANCIAL STATEMENTS

                       as of December 31, 1997 and 1996
           and for the years ended December 31, 1997, 1996 and 1995

Report Of Independent Accountants

To the Board of Directors and Policyholders of C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital stock and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of C.M. Life Insurance Company for the year ended December 31, 1995 were audited by other auditors whose report, dated February 15, 1996, expressed an adverse opinion on those statements as to fair presentation in conformity with generally accepted accounting principles and expressed an unqualified opinion in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut ("statutory accounting principles"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, on the statutory basis of accounting described in Note 1.

COOPERS & LYBRAND, L.L.P.


Springfield, Massachusetts
February 6, 1998

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                        1997              1996
                                                        ----              ----
                                                             (in Millions)
Assets:
Bonds ......................................          $  664.5          $  736.5
Common stocks ..............................              61.4              55.6
Mortgage loans .............................             101.6              33.8
Other investments ..........................               2.2                 -
Policy loans ...............................             142.5             132.9
Cash and short-term investments ............              88.4              63.7
                                                      --------          --------

                                                       1,060.6           1,022.5

Investment and insurance amounts
  receivable ...............................              30.1              32.9
Federal income tax receivable ..............                 -               7.1
Transfer due from separate account .........              32.0              24.3
                                                      --------          --------

                                                       1,122.7           1,086.8

Separate account assets ....................           1,096.5             779.8
                                                      --------          --------

                                                      $2,219.2          $1,866.6
                                                      ========          ========



                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

                                                                 December 31,
                                                     1997                          1996
                                                     ----                          ----
                                                    ($ In Millions Except for Par Value
                                                            and Share Amounts
Liabilities:
Policyholders' reserves and funds ..............   $  951.0                      $  907.5
Policyholders' claims and other benefits .......        4.5                           3.8
Payable to parent ..............................       13.6                           9.6
Federal income taxes payable ...................        6.1                             -
Asset valuation reserve ........................       22.7                          18.5
Investment reserves ............................        3.9                           3.3
Other liabilities ..............................        7.7                          34.3
                                                   --------                      --------

                                                    1,009.5                         977.0

Separate account reserves and liabilities ......    1,096.5                         779.8
                                                   --------                      --------

                                                    2,106.0                       1,756.8
                                                   --------                      --------
Capital stock and surplus:

Common stock, $200 par value
   50,000 shares authorized
   12,500 shares issued and outstanding ........        2.5                           2.5
Paid-in and contributed surplus ................       43.8                          43.8
Surplus ........................................       66.9                          63.5
                                                   --------                      --------

                                                      113.2                         109.8
                                                   --------                      --------

                                                   $2,219.2                      $1,866.6
                                                   ========                      ========


                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME
                                                    Years ended December 31,
                                                  1997        1996        1995
                                                  ----        ----        ----
                                                         (In Millions)
Revenue:

Premium Income ............................      $331.3      $314.4      $260.8
Net investment and other income ...........        72.1        76.4        84.4
                                                 ------      ------      ------

                                                  403.4       390.8       345.2
                                                 ------      ------      ------
Benefits and expenses:

Policy benefits and payments ..............       100.4        99.0        58.9
Addition to policyholders' reserves, funds
  and separate accounts ...................       190.0       210.3       211.4
Operating expenses ........................        49.5        45.4        32.1
Commissions ...............................        33.5        25.0        14.1
State taxes, licenses and fees ............         3.5         3.2         5.0
                                                 ------      ------      ------

                                                  376.9       382.9       321.5
                                                 ------      ------      ------
Net gain from operations before federal
  income taxes ............................        26.5         7.9        23.7

Federal income taxes ......................        19.0         6.3         9.4
                                                 ------      ------      ------
Net gain from operations ..................         7.5         1.6        14.3

Net realized capital gain (loss) ..........         0.1         0.6        (0.5)
                                                 ------      ------      ------

Net income ................................      $  7.6      $  2.2      $ 13.8
                                                 ======      ======      ======


                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                     Years Ended December 31,
                                                    1997       1996       1995
                                                    ----       ----       ----
                                                          (In Millions)
Capital stock and surplus equity,
 beginning of year ............................    $109.8     $113.2     $103.8

Increases (decreases) due to:
 Net income ...................................       7.6        2.2       13.8
 Change in asset valuation and investment
  reserves ....................................      (4.8)      (1.9)      (9.2)
 Change in non-admitted assets and other ......      (0.2)      (2.7)      (1.2)
 Net unrealized capital gain (loss) ...........       0.8       (1.0)       6.0
                                                   ------     ------     ------

                                                      3.4       (3.4)       9.4
                                                   ------     ------     ------

Capital stock and surplus equity, end of year..    $113.2     $109.8     $113.2
                                                   ======     ======     ======



                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                       Years Ended December 31,
                                                       1997       1996     1995
                                                       ----       ----     ----
                                                              (In Millions)
Operating activities:

   Net income .......................................  $  7.6   $  2.2   $ 13.8
   Additions to policyholders' reserves and funds
    net of transfers to separate accounts ...........    44.2     41.6     84.2
   Net realized capital gain (loss) .................    (0.1)    (0.6)     0.5
   Other changes ....................................     0.5     (0.8)    (0.6)
                                                       ------   ------   ------

   Net cash provided by operating activities ........    52.2     42.4     97.9
                                                       ------   ------   ------
Investing activities:
   Loans and purchases of investments ...............  (438.6)  (184.9)  (491.9)
   Sales and maturites of investments and
    receipts from repayment of loans ................   411.1    191.1    406.0
                                                       ------   ------   ------
Net cash provided by (used in) investing
  activities ........................................   (27.5)     6.2    (85.9)
                                                       ------   ------   ------

Increase in cash and short-term investments .........    24.7     48.6     12.0

Cash and short-term investments, beginning of
year ................................................    63.7     15.1      3.1
                                                       ------   ------   ------

Cash and short-term investments, end of year ........  $ 88.4   $ 63.7   $ 15.1
                                                       ======   ======   ======


                  See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

C.M. Life Insurance Company (the Company) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). On March 1, 1996, the operations of the Company's former parent, Connecticut Mutual Life Insurance Company, were merged into MassMutual. The Company is primarily engaged in the sale of flexible premium universal life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and all 50 states except New York.

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project to codify statutory accounting principles ("Codification") with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of the Company's principal accounting policies and practices.

A. Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize surplus against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans.

Notes To Statutory Financial Statements (Continued)

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U. S. Treasury purchase commitments, options and interest rate swaps. This reserve is amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $2.0 million in 1997 and $0.4 million in 1996 and net realized after tax capital losses of $0.9 million in 1995 were transferred to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $0.1 million in 1997, 1996 and 1995. At December 31, 1997, 1996 and 1995, the Interest Maintenance Reserve consisted of a net loss deferral which was recorded as a reduction of surplus.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity contract holders. The assets consist principally of marketable securities reported at fair value. Transfers due from separate account represents the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. Reserves for these life and annuity contracts have been established using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions. The Company receives administrative and investment advisory fees from these accounts.

C. Non-admitted Assets

Assets designated as "non-admitted" (principally prepaid agent commissions, other prepaid expenses and the Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the statutory statement of financial position. These amounted to $5.7 million and $6.6 million as of December 31, 1997 and 1996, respectively and changes therein are charged directly to surplus.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 4.0 to 4.5 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 9.0 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $115.6 million and $113.7 million at December 31, 1997 and 1996, respectively (fair value of $116.0 million and $113.7 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections).

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to the issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3.  FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1991 and is currently examining the Company for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

The Company plans to file a separate company 1997 federal income tax return.

Federal tax payments were $6.8 million in 1997, $17.6 million in 1996 and $10.7 million in 1995.

4.  CAPITAL STOCK AND SURPLUS

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory capital stock and surplus is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $10.7 million of capital stock and surplus is available for distribution to the shareholder in 1998 without prior regulatory approval.

5.  RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, will furnish the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Similar arrangements were in place with Connecticut Mutual Life Insurance Company, the Company's former parent, prior to its merger with MassMutual. Fees incurred under the terms of these agreements were $39.7 million, $45.9 million and $34.0 million in 1997, 1996 and 1995, respectively.

Prior to March 1, 1996, the Company had an underwriting agreement with its affiliates GR Phelps and MML Distributors. Under this agreement, the affiliates paid commissions and received the cash flows from variable annuity contract fees. Effective March 1, 1996, this agreement was cancelled, and the Company began paying all commissions and retained the right to the related future cash flows from contract fees.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $4 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

The Company has a modified coinsurance quota-share reinsurance agreement with Mass Mutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits for the ceded policies are retained by the Company.

The Company also has a stop-loss agreement with MassMutual, with maximum coverage at $25.0 million, under which the Company cedes claims which, in aggregate, exceed $35.6 million in 1997, $28.1 million in 1996, and $24.2 million in 1995. For each of the years, the limit was not exceeded. The Company paid approximately $1.0 million, $0.4 million, and $0.6 million in premiums under the agreement in 1997, 1996 and 1995, respectively.

6.   INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.


A. Bonds

The carrying value and estimated fair value of investments in bonds as of December 31, 1997 and 1996 are as follows:


                                                December 31, 1997
                                               Gross         Gross     Estimated
                                 Carrying   Unrealized    Unrealized     Fair
                                  Value        Gains         Losses      Value
                                  -----        -----         ------      -----
                                                   (in Millions)
U. S. Treasury securities
 and obligations of U.S.
 government corporations
 and agencies                   $ 104.3       $  2.2         $ 0.2      $ 106.3
Debt securities issued by
 foreign governments                4.6          0.0           0.3          4.3
Mortgage-backed securities         38.8          1.0           0.2         39.6
State and local governments        20.0          0.3             -         20.3
Corporate debt securities         471.8         15.6           1.9        485.6
Utilities                          25.0          1.1             -         26.1
                                -------       ------         -----      -------
    Total                       $ 664.5       $ 20.2         $ 2.6      $ 682.1
                                =======       ======         =====      =======

                                                 December 31, 1996
                                             Gross        Gross      Estimated
                                 Carrying  Unrealized   Unrealized     Fair
                                  Value      Gains        Losses       Value
                                  -----      -----        ------       -----
                                                 (In Millions)
U. S. Treasury securities
 and obligations of U.S.
 government corporations
 and Agencies                    $138.8      $  2.2        $ 1.0       $140.0
Debt securities issued by
 foreign governments                3.9         0.1            -          4.0
Mortgage-backed securities         37.4         0.7          0.7         37.4
State and local governments        10.3         0.2          0.1         10.4
Industrial securities             509.2        11.6          3.7        517.1
Utilities                          36.9         1.2          0.2         37.9
                                 ------      ------        -----       ------
    Total                        $736.5      $ 16.0        $ 5.7       $746.8
                                 ======      ======        =====       ======

The carrying value and estimated fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.
                                                                       Estimated
                                             Carrying                    Fair
                                               Value                     Value
                                               -----                     -----
                                                        (In Millions)
Due in one year or less                       $ 34.3                    $ 34.3
Due after one year through five years          227.7                     232.0
Due after five years through ten years         209.7                     217.4
Due after ten years                             80.3                      83.4
                                             -------                    ------
                                               552.0                     567.1
Mortgage-backed securities, including
   securities guaranteed by the U.S.
   Government                                  112.5                     115.0
                                             -------                    ------
 Total                                       $ 664.5                    $682.1
                                             =======                    ======

Proceeds from sales of investments in bonds were $388.8 million during 1997, $162.9 million during 1996, and $380.6 million during 1995. Gross capital gains of $3.8 million in 1997, $1.6 million in 1996, and $3.6 million in 1995 and gross capital losses of $0.5 million in 1997, $0.9 million in 1996, and $4.7 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. Estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B. Stocks

Common stocks had a cost of $50.2 million in 1997 and $47.2 million in 1996.

C. Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $17.3 million and $21.9 million at December 31, 1997 and 1996, respectively. The loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $0.2 million in 1997, 1996 and 1995.

D. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $0.4 million and $2.8 million at December 31, 1997 and 1996, respectively.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements and options to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest rates calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps outstanding with notional amounts of $46.5 million and $13.0 million, respectively. The fair value of these instruments was $0.2 million at December 31, 1997 and $0.1 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to five years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $111.3 million and $34.7 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $2.2 million and $0.1 million which had fair values of $2.3 million and $0.1 million at December 31, 1997 and 1996, respectively.

Notes To Statutory Financial Statements (Continued)

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $1.0 million at December 31, 1997 and 1996. The fair values of these instruments were an unrealized gain of $0.1 million and an unrealized loss of $0.1 million at December 31, 1997 and 1996, respectively.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $3.0 million and $2.0 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $2.6 million and $0.1 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8.  LIQUIDITY

The withdrawal characteristics of the policyholder's reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:

                                                           (In Millions)
Total policyholders' reserves and funds and,
 separate account liabilities                         $2,047.5
Not subject to discretionary withdrawal                   (1.4)
Policy loans                                            (142.5)
                                                      --------
 Subject to discretionary withdrawal                                $1,903.6
                                                                    ========
Total invested assets, including separate
 investment accounts                                  $2,157.1
Policy loans and other invested assets                  (295.3)
                                                      --------
 Marketable investments                                             $1,861.8
                                                                    ========


9.  BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. The Company elected not to admit $1.3 million and $1.6 million of guaranty fund premium tax offset receivable relating to prior assessments in 1997 and 1996, respectively.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be forseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

10. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

11. AFFILIATED COMPANIES

The relationship of the Company, its parent and affiliated companies as of December 31, 1997 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation - 98.5%
    Charter Oak Capital Management, Inc. - 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation - 84.8%
    Oppenheimer Acquisition Corporation - 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. - (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. - (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A.
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    ------------------------------------
    MassMutual/Carlson CBO N. V. - 100%
    MassMutual Corporate Value Limited - 46%
    9048 - 5434 Quebec, Inc.

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

                                     PART C
                                OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

           (a)  FINANCIAL STATEMENTS

           Financial Statements Included in Part A
           ---------------------------------------

           Condensed Financial Information

           Financial Statements Included in Part B
           ---------------------------------------

           The Registrant
           --------------
           Report of Independent Accountants
           Statement of Assets and Liabilities as of December 31, 1997
           Statement of Operations for the year ended December 31, 1997 Statement of Changes in Net Assets for the years ended December 31,
              1997 and for the period January 23, 1996 through December 31, 1996 Notes to Financial Statements

           The Depositor
           -------------

           Reports of Independent Accountants
           Statutory Statements of Financial Position as of December 31, 1997
              and 1996
           Statutory Statements of Income for the years ended December 31, 1997,
              1996 and 1995
           Statutory Statements of Changes in Capital Stock and Surplus for the
              years ended December 31, 1997, 1996 and 1995
           Statutory Statements of Cash Flows for the years ended December 31,
              1997, 1996 and 1995
           Notes to Statutory Financial Statements

       (b) EXHIBITS

           Exhibit 1 Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account./6/

           Exhibit 2  Not Applicable.

           Exhibit 3  (i)   Principal Underwriting Agreement./1/

                      (ii)  Broker/Dealer Agreement./1/

                      (iii) Form of Producer's Agreement./1/

                      (iv)  Underwriting and Servicing Agreement./1/

           Exhibit 4  Individual Variable Deferred Annuity Contract./1/

           Exhibit 5  Application Form./1/

           Exhibit 6  (i)   Copy of Articles of Incorporation of the Company./2/

                      (ii)  Copy of the Bylaws of the Company./2/

           Exhibit 7  Not Applicable.

           Exhibit 8 (a) Copy of the Form of Participation Agreement between Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, Oppenheimer Funds, Inc. and Oppenheimer Variable Account Funds./4/

                      (b) Copy of the Form of Participation Agreement between Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, Oppenheimer Funds, Inc. and Panorama Series Fund,
                      Inc./4/

           Exhibit 9  Opinion of and Consent of Counsel./6/

           Exhibit 10 (i)   Consent of Coopers & Lybrand L.L.P., Independent
                            Accountants./6/
                      (ii)  Consent of Arthur Andersen LLP, Independent Public
                            Accountants./6/
                      (iii) Report of Arthur Andersen LLP, Independent Public
                            Accountants./6/
                      (iv)  Powers of Attorney./3/

           Exhibit 11 Not Applicable.

           Exhibit 12 Not Applicable.

           Exhibit 13 Form of Schedule of Computation of Performance./5/

           Exhibit 14 Not Applicable.

                 /1/ Incorporated by reference to Registrant's Form N-4 filed on August 9, 1995

                 /2/ Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072

                 /3/ Incorporated by reference to Post Effective Amendment No. 4 to Registration No. 333-2347

                 /4/ Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

                 /5/ Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement File No. 33-61679

                 /6/  Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                          C.M. LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------------------------------------------------------

NAME AND POSITION                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr., Director,         Director, President and Chief Executive Officer, C.M. Life, since 1996; Executive
President and Chief Executive Officer       Vice President and General Counsel, since 1993, Senior Vice President and Deputy
1295 State Street                           General Counsel, 1992-1993, MassMutual
Springfield, MA 01111
-------------------------------------------------------------------------------------------------------------------------------
John B. Davies, Director                    Director, C.M. Life, since 1996; Executive Vice President, since 1994, Associate
1295 State Street                           Executive Vice President, 1994-1994, General Agent, 1982-1993, MassMutual
Springfield, MA  01111
-------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese, Director and Senior Vice   Director and Senior Vice President-Investments, C.M. Life, since 1996; Chief
President-Investments                       Executive Director-Investment Management, since 1997, Senior Vice President, 1993-
1295 State Street                           1997, MassMutual; Investment Manager, Aetna Life and Casualty and Affiliates,
Springfield, MA  01111                      1979-1993
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS (other than those who are also Directors):

-------------------------------------------------------------------------------------------------------------------------------
Paul D. Adornato                            Senior Vice President-Operations, C.M. Life, since 1996; Senior Vice President,
140 Garden Street                           MassMutual, since 1986
Hartford, CT  06154
-------------------------------------------------------------------------------------------------------------------------------
Anne Melissa Dowling                        Senior Vice President-Large Corporate Marketing, C.M. Life, since 1996; Senior Vice
140 Garden Street                           President, MassMutual, since 1996; Chief Investment Officer, Connecticut Mutual
Hartford, CT  06154                         Life Insurance Company, 1994-1996; Senior Vice President-International, Travelers
                                            Insurance Co., 1987-1993
-------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford                             Senior Vice President-Annuity Marketing, C.M. Life, since 1996; Senior Vice
140 Garden Street                           President, MassMutual, since 1996; Marketing Officer, Connecticut Mutual Life
Hartford, CT  06154                         Insurance Company, 1989-1996
-------------------------------------------------------------------------------------------------------------------------------
Isadore Jermyn                              Senior Vice President and Actuary, C.M. Life, since 1996; Senior Vice President and
1295 State Street                           Actuary, since 1995, Vice President and Actuary, 1980-1995, MassMutual
Springfield, MA  01111
-------------------------------------------------------------------------------------------------------------------------------
Edward M. Kline                             Treasurer, C.M. Life, since 1997; Vice President, since 1989, and Treasurer, since
1295 State Street                           1997, MassMutual
Springfield, MA  01111
-------------------------------------------------------------------------------------------------------------------------------
Ann F. Lomeli                               Secretary, C.M. Life, since 1988; Vice President, Secretary and Associate General
1295 State Street                           Counsel, since 1998, Associate Secretary, 1996-1998, MassMutual; Corporate
Springfield, MA  01111                      Secretary and Counsel, Connecticut Mutual Life Insurance Company, 1988-1996
-------------------------------------------------------------------------------------------------------------------------------

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

LIST OF SUBSIDIARIES AND AFFILIATES

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

1. CM Assurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

2. CM Benefit Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

3. C.M. Life Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut life and health insurer, all the stock of which is owned by MassMutual.

5. MML Distributors, LLC, formerly known as Connecticut Mutual Financial Services, LLC, a registered broker-dealer incorporated as a limited liability company in Connecticut. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest herein.

6. MassMutual Holding Company, a Delaware holding company, all the stock of which is owned by MassMutual.

7. MassMutual of Ireland, Limited., incorporated in the Republic of Ireland, to operate a group life and health claim office for MassMutual, all of the stock of which is owned by MassMutual.

8. MML Series Investment Fund, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

9. MassMutual Institutional Funds, a registered open-end investment company organized as a Massachusetts business trust, all of the shares are owned by MassMutual.

10. G.R. Phelps & Company, Inc., Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company.

11. MML Investors Services, Inc., registered broker-dealer incorporated in Massachusetts, MassMutual Holding Company owns 86% of the capital stock and F.R. Phelps & Co., Inc. owns 14% of the capital stock of MML Investors Services, Inc..

12. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for MassMutual positions in investment entities organized outside the United States. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding MSC, Inc.

13. MassMutual Holding Trust I, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust I..

14. MassMutual Holding Trust II, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust II.

15. MassMutual International, Inc., a Delaware corporation that acts as a holding company of and provides services to international insurance companies, all of the stock of which is owned by MassMutual Holding Company.

16. MML Insurance Agency, Inc., a licensed insurance broker incorporated in Massachusetts, all of the stock of which is owned by MML Investors Services, Inc.

17. MML Securities Corporation, a "Massachusetts Securities Corporation", all of the stock of which is owned by MML Investors Services, Inc.

18. DISA Insurance Services Agency of America, Inc. (Alabama), a licensed insurance broker incorporated in Alabama. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

19. Diversified Insurance Services Agency of America, Inc. (Hawaii), a licensed insurance broker incorporated in Hawaii. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

20. MML Insurance Agency of Mississippi, P.C., a Mississippi professional corporation that operates as an insurance broker, and is controlled by MML Insurance Agency, Inc.

21. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

22. MML Insurance Agency of Ohio, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Ohio and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. through a voting trust agreement.

23. MML Insurance Agency of Texas, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Texas and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.

24. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operated a collateralized bond obligation fund. MassMutual Holding MSC, Inc. and Carlson Investment Management Co. each owns 99% of the outstanding shares.

25. MassMutual Corporate Value Limited, a Cayman Islands corporation that owns approximately 93% of MassMutual Corporate Value Partners Limited. MassMutual Holding MSC, Inc. owns 46.19% of the outstanding capital stock of MassMutual Corporate Value Limited.

26. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

27. 9048-5434 Quebec, Inc., a Quebec corporation, which operates as the owner of hotel property in Montreal, Quebec, Canada. MassMutual Holdings MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

28. Antares Leveraged Capital Corp., a Delaware corporation that operates as a finance company. MassMutual Holding Trust I owns approximately 98.7% of the capital stock of Antares.

29. Charter Oak Capital Management, Inc., a Delaware corporation that operates as an investment manager. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

30. Cornerstone Real Estate Advisers, Inc., a Massachusetts equity real estate advisory corporation, all the stock of which is owned by MassMutual Holding Trust I.

31. DLB Acquisition Corporation ("DLB") is a Delaware corporation, which serves as a holding company for David L. Babson and Company, Incorporated. MassMutual Holding Trust I owns 83.7% of the outstanding capital stock of DLB.

32. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, which serves as a holding company for OppenheimerFunds, Inc. MassMutual Holding Trust I owns 86% of the capital stock of OAC.

33. David L. Babson and Company, Incorporated, a registered investment adviser incorporated in Massachusetts, all of the stock of which is owned by DLB.

34. Babson Securities Corporation, a registered broker-dealer incorporated in Massachusetts, all of the stock of which is owned by David L. Babson and Company, Incorporated.

35. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as a registered investment adviser. David L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

36. Potomac Babson Incorporated, a Massachusetts corporation, is a registered investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

37. OppenheimerFunds, Inc., a registered investment adviser incorporated in Colorado, all of the stock of which is owned by Oppenheimer Acquisition Corporation

38. Centennial Asset Management Corporation, a Delaware corporation that serves as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

39. HarbourView Asset Management Corporation, a registered investment adviser incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

40. MultiSource Service, Inc., a Colorado corporation that operates as a clearing broker, 80% of the stock of which is owned by OppenheimerFunds, Inc.

41. OppenheimerFunds Distributor, Inc., a registered broker-dealer incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Partnership Holdings, Inc., a Delaware holding company, all the stock of which is owned by OppenheimerFunds, Inc.

43. Oppenheimer Real Asset Management, Inc., a commodity pool operator incorporated in Delaware, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Financial Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

45. Shareholder Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

46. Centennial Capital Corporation, a Delaware corporation that formerly sponsor a unit investment trust. Centennial Asset Management Corporation owns all the outstanding shares of Centennial Capital Corporation.

47. Cornerstone Office Management, LLC, a Delaware limited liability company that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

48. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

49. CM Advantage, Inc., a Connecticut corporation that acts as a general partner in real estate limited partnerships. MassMutual Holding Trust II owns all of the outstanding stock.

50. CM International, Inc., a Delaware corporation that holds a mortgage pool and issues collateralized bond obligations. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

51. CM Property Management, Inc., a Connecticut real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

52. HYP Management, Inc., a Delaware corporation which is the LLC Manager for MassMutual High Yield Partners LLC and owns 1.28% of the LLC units of such entity. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

53. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO LLC, MassMutual High Yield Partners LLC and other MassMutual investments. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

54. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

55. MML Realty Management Corporation, a property manager incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Trust II.

56. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

57. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the LLC Manager of MassMutual/Darby CBO LLC MMHC Investment, Inc. owns 50% of the capital stock of this company

58. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment holds 44.91% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in this company.

59. Urban Properties, Inc., a Delaware real estate holding and development company, all the stock of which is owned by MassMutual Holding Trust II.

60. Westheimer 335 Suites, Inc., was incorporated in Delaware to serve as a general partner of the Westheimer 335 Suites Limited Partnership. MassMutual Holding Trust II owns all the stock of Westheimer 335 Suites, Inc.

61. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which Westheimer 335 Suites, Inc. is the general partner.

62. MassMutual Internacional (Argentina) S.A., an Argentine corporation, which operates as a holding company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

63. MassMutual Internacional (Chile) S.A. a Chilean corporation, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

64. MassMutual International (Bermuda) Ltd., a Bermuda life insurance company, all of the stock of which is owned by MassMutual International Inc.

65. MassMutual International (Luxembourg) S.A. a Luxembourg corporation, which operates as an insurance company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

66. MassLife Seguros de Vida S.A., a life insurance company incorporated in Argentina. MassMutual International Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

67. MassMutual Services, S.A., an Argentine corporation, which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99.9% of the outstanding shares and MassMutual International, Inc. own 0.1% of the shares.

68. Mass Seguros de Vida S.A., a life insurance company incorporated in Chile. MassMutual Internacional (Chile S.A.) owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

69. Origen Inversiones S.A., a Chilean corporation which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

70. Compania Seguros de Vida Corp, S.A., a Chilean insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company

71. Oppenheimer Series Fund Inc., a Maryland corporation and a registered open-end investment company of which MassMutual and its affiliates own a majority of the outstanding shares issued by the fund.

72. Panorama Series Fund, Inc., a registered open-end investment company organized as a Maryland corporation. Shares of the fund are sold only to MassMutual and its affiliates.

73. The DLB Fund Group, an open-end management investment company, advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series.

MassMutual acts as the investment adviser to each of the following investment companies and as such may be deemed to control them.

1. MML Series Investment Fund, a registered open-end Massachusetts business trust, all of the shares are owned by separate accounts of MassMutual and companies controlled by MassMutual.

2. MassMutual Corporate Investors, a registered closed-end Massachusetts business trust.

3. MassMutual Corporate Value Partners, Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

4. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

5. MassMutual Institutional Funds, a registered open-end Massachusetts business trust, all of the shares are owned by MassMutual.

6. MassMutual Participation Investors, a registered closed-end Massachusetts business trust.

7. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operates a collateralized bond obligation fund. MassMutual Holding MSC, Inc. and Carlson Investment Management Co. each own 50% of the outstanding shares.

8. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79% , MMHC investment, Inc. owns 44.91% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of March 4, 1998, the number of Contract Owners was 4,424.

ITEM 28.  INDEMNIFICATION

The Bylaws of the Company provide that:
    The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable: CONNECTICUT LAW. Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.")
Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or
(iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary or an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

    According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually incurred by him in connection with the proceeding, or any appeal therein, IF AND ONLY IF he acted (i) in good faith and
(ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

    For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust. Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

    In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that, in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to appropriate.

    Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

    C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

    Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. C.M. Life Insurance Company was not established under Connecticut statute but was instead created by special act of the Connecticut General Assembly. Currently, its charter does not have provisions dealing with indemnification of its directors or officers, therefore the provisions of C.G.S. Section 33-320a currently apply to such indemnification. However, in the event C.M. Life Insurance Company's charter is amended by the Connecticut General Assembly in such a manner which is inconsistent with the statute, the charter would take precedence over C.G.S.
Section 33-320a. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon. The directors and officers may be covered by an errors and omissions insurance policy or other insurance policy. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) MML Distributors, LLC, a wholly-owned subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1) MML Distributors, LLC is the principal underwriter of the Contracts. The following people are officers and member representatives of the principal underwriter.

                      OFFICERS AND MEMBER REPRESENTATIVES
                             MML DISTRIBUTORS, LLC

Kenneth M. Rickson    Member Representative      One Monarch Place
                      G.R. Phelps & Co., Inc.    1414 Main Street
                                                 Springfield, MA  01144-1013

Margaret Sperry       Member Representative      1295 State Street
                      Massachusetts Mutual       Springfield, MA  01111-0001
                      Life Insurance Co.

Kenneth M. Rickson    Chief Executive Officer,   One Monarch Place
                      President, and Main OSJ    1414 Main Street
                      Supervisor                 Springfield, MA 01144-1013

John E. Forrest       Vice President             One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA  01144-1013

Michael L. Kerley     Vice President             One Monarch Place
                      Assistant Secretary        1414 Main Street
                                                 Springfield, MA 01144-1013

Ronald E. Thomson     Vice President             One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA 01144-1013

James T. Bagley       Treasurer                  1295 State Street
                                                 Springfield, MA 01111

Bruce C. Frisbie      Assistant Treasurer        1295 State Street
                                                 Springfield, MA 01111-0001

Raymond W. Anderson   Assistant Treasurer        140 Garden Street
                                                 Hartford, CT 06154

Ann F. Lomeli         Secretary                  1295 State Street
                                                 Springfield, MA 01111-0001

Eileen D. Leo         Assistant Secretary        One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA 01144-1013

Marilyn A. Sponzo     Chief Legal Officer        One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA  01144-1013

Robert Rosenthal      Compliance Officer         One Monarch Place
                                                 1414 Main Street
                                                 Springfield, MA  01144-1013

Melissa Thompson      Registration Manager          One Monarch Place
                                                    1414 Main Street
                                                    Springfield, MA 01144-1013

Ruth B. Howe          Director of Continuing        One Monarch Place
                      Education                     1414 Main Street
                                                    Springfield, MA 01144-1013

Peter D. Cuozzo       Variable Life Supervisor      140 Garden Street
                      and Hartford OSJ Supervisor   Hartford, CT  06154

Maureen Ford          Variable Annuity Supervisor   140 Garden Street
                                                    Hartford, CT 06154

Anne Melissa Dowling  Large Corporate Markets       140 Garden Street
                      Supervisor                    Hartford, CT  06154

(b)(2) MML Investors Services, Inc. is the co-underwriter of the Contracts. The following people are the officers and directors of the co-underwriter.

                         MML INVESTORS SERVICES, INC.
                            OFFICERS AND DIRECTORS

OFFICER                                                     BUSINESS ADDRESS
--------------------------------------------------------------------------------
Kenneth M. Rickson                                    One Monarch Place
President                                             1414 Main Street
                                                      Springfield, MA 01144-1013

Michael L. Kerley                                     One Monarch Place
Vice President, Chief Legal Officer,                  1414 Main Street
Chief Compliance Officer, Assistant Secretary         Springfield, MA 01144-1013

Ronald E. Thomson                                     One Monarch Place
Vice President, Treasurer                             1414 Main Street
                                                      Springfield, MA 01144-1013

Ann F. Lomeli                                         1295 State Street
Secretary                                             Springfield, MA 01111

John E. Forrest                                       One Monarch Place
Vice President                                        1414 Main Street
National Sales Director                               Springfield, MA 01144-1013

Eileen D. Leo                                         One Monarch Place
Assistant Secretary,                                  1414 Main Street
Assistant Treasurer                                   Springfield, MA 01144-1013

David Deonarine                                       One Monarch Place
Sr. Registered Options Principal                      1414 Main Street
                                                      Springfield, MA 01144-1013

Nicholas J. Orphan                                    245 Peach Tree Center
Regional Supervisor (South)                           Ave., Suite 2330
                                                      Atlanta, GA 30303

Robert W. Kumming                                     1295 State Street
Regional Pension Management Supervisor (East/Central) Springfield, MA 01111

Peter J. Zummo                                        1295 State Street
Regional Pension Management Supervisor (South/West)   Springfield, MA 01111

Bruce Lukowiak                                        6263 North Scottsdale Rd.,
Regional Supervisor (West)                            Suite 222
                                                      Scottsdale, AZ 85250

Gary L. Greenfield                                 1 Lincoln Center, Suite 1490
Regional Supervisor (Central)                      Oakbrook Terrace, IL 60181

Burvin E. Pugh, Jr.                                1295 State Street
Chief Agency Field Force Supervisor                Springfield, MA 01111

John P. McCloskey                                  1295 State Street
Regional Supervisor (East)                         Springfield, MA 01144

Susan Alfano                                       1295 State Street
Director                                           Springfield, MA 01111

Lawrence V. Burkett, Jr.                           1295 State Street
Chairman of the Board of Directors                 Springfield, MA 01111

Peter Cuozzo, CLU, ChFC                            140 Garden Street
Director                                           Hartford, CT 06154

John B. Davies                                     1295 State Street
Director                                           Springfield, MA 01111

Anne Melissa Dowling                               140 Garden Street
Director                                           Hartford, CT 01654

Maureen R. Ford                                    140 Garden Street
Director                                           Hartford, CT 01654

Gary T. Huffman                                    1295 State Street
Director                                           Springfield, MA 01111

Douglas J. Jangraw                                 140 Garden Street
Director                                           Hartford, CT 01654

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Until July 1, 1998, all accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through a full service agreement between itself and ALLIANCE-ONE Services, L.P. ("ALLIANCE-ONE") and such records will be maintained at ALLIANCE-ONE, 301 West Eleventh Street, Kansas City, Missouri 64105. However, this agreement will terminate on June 30, 1998. Effective July 1, 1998, the Service Center for the Registrant will be relocated to C.M. Life's Home Office at 140 Garden Street, Hartford CT. Effective July 1, 1998 all records for the Registrant will be maintained at this address.

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

     d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Multi-Account A, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 3 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 3 to Registration Statement No. 33-61679 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 10th day of April, 1998.

       C.M. MULTI-ACCOUNT A

       C.M. LIFE INSURANCE COMPANY
       (Depositor)

       By: /s/ Lawrence V. Burkett, Jr.*
           -----------------------------
           Lawrence V. Burkett, Jr., Director, President and
           Chief Executive Officer
           C.M. Life Insurance Company

/s/ Richard M. Howe          On April 10, 1998, as Attorney-in-Fact pursuant to
-------------------          powers of attorney.
*Richard M. Howe

       As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 33-61679 has been signed by the following persons in the capacities and on the duties indicated.


      Signature                   Title                                               Date
      ---------                   -----                                               ----
/s/ Lawrence V. Burkett, Jr.*     Director, President and Chief                       April 3, 1998
-----------------------------     Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*              Treasurer (Principal Financial                      April 3, 1998
--------------------              Officer)
Edward M. Kline

/s/ John M. Miller, Jr.*          Second Vice President and                           April 3, 1998
------------------------          Comptroller (Principal Accounting Officer)
John M. Miller Jr.

/s/ John B. Davies*               Director                                            April 3, 1998
-------------------
John B. Davies

/s/ Stuart H. Reese*              Director                                            April 3, 1998
--------------------
Stuart H. Reese.


/s/ Richard M. Howe               On April 3, 1998, as Attorney-in-Fact
-------------------               pursuant to powers of attorney.
* Richard M. Howe

REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ James M. Rodolakis
James M. Rodolakis
Counsel
C.M. Life Insurance Company

EXHIBIT INDEX

      1           C.M. Life Board of Directors Resolution establishing the
                  Separate Account

      9           Opinion of and Consent of Counsel.

      10 (i)      Consent of Coopers & Lybrand L.L.P., Independent Accountants.
         (ii)     Consent of Arthur Andersen LLP, Independent Public Accountants
         (iii)    Report of Arthur Andersen LLP, Independent Public Accountants